UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22678

Salient MF Trust

(Exact name of registrant as specified in charter)

4265 SAN FELIPE, 8TH FLOOR, HOUSTON, TX 77027

(Address of principal executive offices) (Zip code)

With a copy to:
John A. Blaisdell	George J. Zornada
Salient MF Trust	K & L Gates LLP
4265 San Felipe, 8th Floor	State Street Financial Center
Houston, TX 77027	One Lincoln Street
(Name and address of agent for service)	Boston, MA 02111-2950
(617) 261-3231

Registrant’s telephone number, including area code: 713-993-4675

Date of fiscal year end: 12/31/13

Date of reporting period: 06/30/13

Item 1. Reports to Stockholders.

Salient® MF Trust

Salient Risk Parity Fund
Salient MLP & Energy Infrastructure Fund II
Salient Alternative Beta Fund
Salient Trend Fund (formerly Salient Pure Trend Fund)
Salient Global Equity Fund

Shareholders' Report
For the periods ended June 30, 2013

TABLE OF CONTENTS

Management Discussion of

Fund Performance

Letter to Shareholders

Dear Fellow Shareholders:i

The first half of 2013 has been a trying time for risk parity strategies. After four months of positive performance (9.25% total return through April), the fund suffered an 18.4% drawdown over May and June. As a result of speculation that the Federal Reserve could start tapering quantitative easing, we saw a sharp rise in the correlation between rates and equities as the yield on the US ten year treasury increased alongside a selloff in the equity markets.

Share Class	Inception Date	Net Performance Year to Date Without Sales Charge	60/40 Indexii Return
Class A (SRPAX)	11/15/2012	-10.93%	2.65%
Class C (SRPCX)	9/28/2012	-11.15%	2.65%
Class I (SRPFX)	7/09/2012	-10.83%	2.65%

Share Class	Inception Date	Net Performance Since Year to Date With Maximum Sales Charge
Class A (SRPAX)	11/15/2012	-15.81%
Class C (SRPCX)	9/28/2012	-12.04%

Returns above as of 6/30/2013.

In times where correlations spike, diversification can become quite expensive. Situations like this understandably test an investor’s commitment to a risk parity strategy. In light of the drawdown, we have not changed our model or our belief in risk parity as an asset allocation strategy. We believe that the primary question investors should ask is whether or not they believe the correlation spike we saw during the drawdown represents a permanent change in the way asset classes interact with one another, or whether it was the result of the market digesting a unique situation. As long as asset classes behave differently from one another in the long run, financial theory dictates that diversification can continue to offer investors better returns per unit of risk.

With this concept in mind, the Salient Risk Parity Fund targets an annualized standard deviation of 15%. While funds that promise meaningful returns with low volatility sound fantastic, we believe that investors should be weary of anything that seems too good to be true. For example, if a fund were to realize a 2% annualized standard deviation, an impressive 2/1 return/risk ratio would result in an annual return of 4%.

After a prolonged period of relatively benign market volatility, we saw volatility pick up substantially during the June drawdown. While the downswings in more volatile strategies can be painful to endure, in our opinion, it is the willingness to bear this level of risk that allows investors the potential to achieve higher long run returns.

i Certain statements in this letter are forward-looking statements. The forward-looking statements and other views expressed herein are those of the portfolio managers and the Fund as of the date of this letter. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and there is no guarantee that any predictions will come to pass. The views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities.

ii The 60/40 Index represents an allocation of 60% MSCI AC World Index (Equities), 40% Barclays Aggregate Bond Index (Bonds)—formerly the Lehman Aggregate Bond Index through Nov. 2008. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Barclays Capital U.S. Aggregate Bond Index is a composite comprised of the Barclays Capital U.S. Intermediate Government/Credit Index and the Barclay Capital Mortgage-Backed Securities Index. All issues in the index are rated investment grade or higher, have a least one year to maturity, and have an outstanding par value of at least $100 million. Note that the Fund’s allocation may differ substantially from 60% equities and 40% stocks. The index returns are from 1/1/2013 onward. One cannot invest directly in an index.

While there is never a guarantee that any investment philosophy will pay off over time, we strongly believe in modern portfolio theory and risk parity as a sound systematically diversified allocation strategy.

The Fund’s allocation at the end of June is shown in the pie chart below:

The data displayed in pie charts have been rounded to the nearest whole number for illustrative purposes only. Allocations are subject to change. Source: Salient Advisors, L.P., July 1, 2013.

Investment Strategies and Techniques

The Salient Risk Parity Fund seeks long term capital appreciation. The Fund seeks to achieve this goal by constructing a portfolio that balances equal risk exposure to a set of equities, commodities, interest rates, and momentum. While equities, commodities, and interest rates are asset classes, momentum is a strategy that trades the same underlying assets used in our long-only equity, commodity, and interest rate sleeves on a long/short basis. The momentum strategy buys exposure (i.e. “goes long”) assets that have appreciated in the past year and sells exposure (i.e. “goes short”) assets that have depreciated. Risk is measured in terms of a statistic called covariance, which measures the degree to which assets have moved together historically.

Salient Advisors, L.P. uses a mathematical approach in seeking to achieve the investment objective of the Fund. Using this approach, Salient Adviser determines the type, quantity, and mix of investment positions that the Fund should hold in order to achieve equal risk across asset classes/strategies and, to the degree possible, within the asset classes as well. Salient Adviser does not invest the assets of the Fund in securities or financial instruments based on its view of the investment merit of a particular security or instrument. In addition, Salient Adviser does not conduct conventional research or analysis, forecast market movements, or take defensive positions apart from those resulting from the systematic allocation to momentum. The Fund’s top five positions based on risk contribution as of July 1, 2013 are shown below:

Top 5 Positions by Risk	% of Risk
Natural Gas Futures	5.24%
Cotton Futures	4.53%
S&P 500 Futures	4.34%
S&P Mid Futures	4.33%
Russell 2000	4.23%

Allocations are subject to change. Data displayed here has been rounded to the nearest tenth for illustrative purposes only. The specific securities identified are not representative of all securities purchased or held by the Fund, and it should not be assumed that the investment in the securities was or will be profitable. Source: Salient Advisors, L.P., July 1, 2013.

Summary

In spite of the drawdown the Fund experienced in May and June, we are optimistic about the future. We continue to believe in the viability of risk parity as a practical means of implementing modern portfolio theory. The fundamental principle that drives modern portfolio theory and our risk parity strategy is that over a long investment horizon, a truly diversified portfolio is the best way to maximize an investor’s return per unit of risk. When correlations spike, high exposure to a diversified portfolio can result in painful drawdowns. However, over the long run, we believe that broad asset classes will continue to behave differently from one another. Therefore, a diversified portfolio targeting a consistent level of risk high enough to generate meaningful returns over time is in our opinion a sound core building block to many investment portfolios.

We look forward to providing regular updates in the future on our progress in executing the Fund’s business plan. Please visit our website at www.salientfunds.com for the latest updates.

Please note that this letter, including the financial information herein, is made available to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned herein.

Sincerely,

Lee Partridge

Chief Investment Officer

Roberto M. Croce, Ph.D.

Director of Quantitative Research

Letter to Shareholders

Dear Fellow Shareholders:i

It has been an exciting first half year for the Salient MLP & Energy Infrastructure Fund II (SMAPX, SMFPX, SMLPX). As of June 30, 2013, the Fund had total investments of approximately $244 million and a NAV per share of $11.56.

Share Class	Inception Date	Net Performance without Sales Charge		Alerian MLP Indexii Return
		YTD 2013	Since Inception	YTD 2013	Since Inception of Fund Share Class
Class A (SMAPX)	12/20/2012	18.11%	17.18%	22.10%	20.10%
Class C (SMFPX)	1/7/2013	13.15%	13.15%	15.40%	15.40%
Class I (SMLPX)	9/19/2012	18.16%	19.77%	22.10%	17.70%

Share Class	Inception Date	Net Performance with Maximum Sales Charge
		YTD 2013	Since Inception
Class A (SMAPX)	12/20/2012	11.64%	10.70%
Class C (SMFPX)	1/7/2013	12.15%	12.15%

Returns above as of 6/30/2013.

The performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted.

Year to date, the top five contributors to the Fund’s performance include Summit Midstream Partners, L.P. (SMLP), Spectra Energy Corp (SE), Western Gas Equity Partners L.P. (WGP), Enterprise Product Partners, L.P. (EPD) and Alliance Holdings GP L.P. (AHGP). The five largest detractors to the Fund’s performance include Oneok, Inc. (OKE), Tallgrass Energy Partners, L.P. (TEP), Transcanada Corp (TRP), Williams Companies, Inc. (WMB), and EV Energy Partners, L.P. (EVEP).

MLPs performed well through the first half of the year, with the Alerian MLP index (AMZ) generating a total return of 22.10%, compared to the S&P 500 (SPX) return of 13.8%. The AMZ reached its peak on May 22 before correcting through late June. The May 22 peak coincided with the release of the Federal Reserve meeting minutes, which raised the possibility of “tapering” the quantitative easing (QE) program. The tapering comments led to concerns about interest rates moving higher than expected, which led to a sell-off in bonds and equities alike through the end of May. “How will rising interest rates impact MLPs?” has become a frequent question in our conversations with investors due to the historically low rates induced by the post-financial crisis Federal stimulus. We have generally been in a falling rate environment for the past 30 years so there is a somewhat limited history regarding MLP performance in a rising rate cycle. However, if the June 2003 to June 2006 rising

i Certain statements in this letter are forward-looking statements. The forward-looking statements and other views expressed herein are those of the portfolio managers and the Fund as of the date of this letter. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and there is no guarantee that any predictions will come to pass. The views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities.

ii Alerian MLP Index (AMZ) is a composite of the 50 most prominent energy MLPs that provides investors with a comprehensive benchmark for this emerging asset class. One cannot invest directly in an index.

rate cycle is any indication, MLPs—particularly higher growth MLPs – we believe are in a position to be attractive going forward if we are, in fact, in the early stages of a rising rate environment.

We believe the Fund’s first nine months of operations have gone well, and we remain optimistic going forward. We believe valuations for MLPs and Midstream Companies remain attractive and we look forward to providing regular updates in the future on our progress in executing the Fund’s business plan. Please visit our website at www.salientfunds.com for the latest updates.

Please note this letter, including the financial information herein, is made available to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund.

Sincerely,

Gregory A. Reid

President and Chief Executive Officer

MLP Business, Salient Capital Advisors, LLC

Letter to Shareholders

Dear Fellow Shareholders:i

We were pleased to launch the Salient Alternative Beta Fund in March. After a strong first month return of 2.8%, the Fund lost 6.3% from April to June, leaving it down 3.7% since inception.

Share Class	Inception Date	Net Performance Since Inception Without Sales Charge	HFRI Macro Indexii Return
Class A (SABAX)	3/27/2013	-7.23%	-1.60%
Class C (SABCX)	3/27/2013	-7.43%	-1.60%
Class I (SABFX)	2/28/2013	-3.70%	-1.18%

Share Class	Inception Date	Net Performance Since Inception With Maximum Sales Charge
Class A (SABAX)	3/27/2013	-12.31%
Class C (SABCX)	3/27/2013	-8.35%

Returns above as of 6/30/2013.

The Salient Alternative Beta Fund is designed to capture “alternative” risk premia with little exposure to traditional market Beta. We carefully chose the strategies in the Fund, selecting ones where we believe there is substantial academic research documenting a positive risk premium in the strategy and theoretical justification for it to persist. The alternative strategies selected often involve taking offsetting long and short positions in different constituents of an asset class, resulting in a zero net exposure to the asset class in which the strategy is operated. While we believe in the long term viability of the strategies employed, we were disappointed by the performance in April through June. One of the most well documented alternative return streams in academic finance, equity value, detracted from performance in three of the Fund’s four month history. Conversely, equity size yielded a positive contribution in three of the four months. The largest positive contributors to Fund performance were equity momentum and trend, which were both well positioned for the continuing surge in equity markets. Currency carry and momentum both detracted from performance as central bank intervention continued to dominate currency market fluctuations.

Investment Strategies and Techniques

The investment objective of the Salient Alternative Beta Fund is to seek long term capital appreciation with low correlation to traditional core equity and bond market exposures. The Fund invests both long and short, primarily in futures and forward contracts, in order to gain exposure to a variety of non-traditional risk premia.

i Certain statements in this letter are forward-looking statements. The forward-looking statements and other views expressed herein are those of the portfolio managers and the Fund as of the date of this letter. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and there is no guarantee that any predictions will come to pass. The views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities.

ii The HFRI Macro (Total) Index: is an equally-weighted performance index of numerous hedge fund managers pursuing Macro strategies, which are predicated on theses about future movements in global macroeconomic variables and how financial instruments might respond to such movements. The Fund does not invest in hedge funds, rather it invests both long and short primarily in futures and forward contracts in order to gain exposure to a variety of non-traditional risk premia. The index only reports monthly data, thus the index returns above are from 4/1/2013 onwards (For Class A and C share comparisons) and from 3/1/2013 onwards (for I share comparison). One cannot invest directly in an index.

The data displayed in pie chart have been rounded to the nearest tenth decimal for illustrative purposes only. Allocations are subject to change. Source: Salient Advisors, L.P., July 1, 2013.

Summary

While we are disappointed in the overall performance thus far, performance was in line with the benchmark index on a risk-adjusted basis and well within our range of expectations. We recognize that the Fund still has a short track record. The alternative return streams targeted in the Salient Alternative Beta Fund are ones that we believe have theoretical justification for a long term positive return. Furthermore, with the offsetting exposures in most of the strategies employed, we anticipate the Fund will be lowly correlated with traditional beta exposures. For these reasons, we are proud to have launched the Salient Alternative Beta Fund and look forward to the second half of the year.

We look forward to providing regular updates in the future on our progress in executing the Fund’s business plan. Please visit our website at www.salientfunds.com for the latest updates.

Please note that this letter, including the financial information herein, is made available to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned herein.

Sincerely,

Lee Partridge

Chief Investment Officer

Roberto M. Croce, Ph.D.

Director of Quantitative Research

Letter to Shareholders

Dear Fellow Shareholders:i

The first half of 2013 has been an exciting time for the Salient Trend Fund. After launching in January of this year, the Fund returned 16.7% in its first four months, struggled during May and June, and remains up 7.8% year to date through June.

Share Class	Inception Date	Net Performance Since Inception Without Sales Charge	Barclay BTOP 50 Indexii Return
Class A (SPTAX)	3/27/2013	1.22%	-1.55%
Class C (SPTCX)	3/27/2013	1.03%	-1.55%
Class I (SPTIX)	1/2/2013	7.80%	0.44%

Share Class	Inception Date	Net Performance Since Inception With Maximum Sales Charge
Class A (SPTAX)	3/27/2013	-4.35%
Class C (SPTCX)	3/27/2013	0.03%

Returns above as of 6/30/2013.

In times where correlations spike, diversification can become quite expensive. However, trend following strategies by definition tend to be diversifying at periods of market stress and increase in correlation during more benign environments. The Fund has behaved in a similar fashion and has benefitted from general asset appreciation.

Another aspect worth noting is that the Salient Trend Fund targets an annualized standard deviation of 20%. While funds that promise meaningful returns with low volatility sound fantastic, we believe that investors should be weary of anything that seems too good to be true. For example, if a fund were to realize a 2% annualized standard deviation, an impressive 2/1 return/risk ratio would result in an annual return of 4%.

After a prolonged period of relatively benign market volatility, we saw volatility pick up substantially during the June drawdown. While the downswings in more volatile strategies can be painful to endure, it is the willingness to bear this level of risk that allows investors to expect higher long run returns. While there is never a guarantee that any investment philosophy will pay off over time, we strongly believe in modern portfolio theory and risk-weighting is a sound systematically diversified strategy to extract the trend premium.

i Certain statements in this letter are forward-looking statements. The forward-looking statements and other views expressed herein are those of the portfolio managers and the Fund as of the date of this letter. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and there is no guarantee that any predictions will come to pass. The views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities.

ii The Barclay BTOP50 Index: seeks to replicate the overall composition of the managed futures industry with regard to trading style and overall market exposure. To be included in the BTOP50, the trading advisors must be: open for investment, willing to provide daily returns, at least two years of trading activity, and the advisors must have at least three years of operating history. The BTOP50 portfolio is equally weighted among the selected programs at the beginning of each calendar year and is rebalanced annually. The BTOP50 consists of a subset of the advisors who make up the managed futures industry, whereas the Fund is a single advisor. The index returns are from 3/27/2013 onwards (For Class A and C share comparisons) and from 1/2/2013 onwards (for I share comparison). One cannot invest directly in an index.

The Fund’s allocation at the end of June is shown in the pie chart below:

The data displayed in the pie charts have been rounded to the nearest tenth for illustrative purposes only. Allocations are subject to change. Source: Salient Advisors, L.P., July 1, 2013.

Investment Strategies and Techniques

The Salient Trend Fund seeks long term capital appreciation with low correlation to traditional core equity and bond market exposures. The Fund seeks to achieve this goal by constructing a portfolio that captures short, medium and long term price trends. The fund can invest in equities, commodities, interest rates, and currencies. Risk is measured in terms of a statistic called covariance, which measures the degree to which assets have moved together historically.

The Fund’s investment process begins with the construction of a proprietary, systematic trend-following strategy. Next, the Fund determines which global markets are appropriate for this strategy. The Fund then constructs a portfolio in which it attempts to balance the risk contribution of each trend-following strategy and the asset classes within each strategy and for which it targets a 20% annualized standard deviation of returns (“variance”). The risk calculation is derived from each strategy’s standard deviation of returns, its correlation with each of the other strategies within the portfolio and the percentage weight of each strategy within the portfolio. The portfolio is rebalanced dynamically according to this framework on a monthly basis. The Fund’s top five positions based on risk contribution as of July 1, 2013 are shown below:

Top 5 Positions by Risk	% of Risk
CAC 40 Index	10.3%
S&P Midcap 400	10.2%
DAX Index	10.0%
Russell 2000 Index	9.5%
S&P 500 Index	9.4%

Allocations are subject to change. Data displayed here has been rounded to the nearest tenth for illustrative purposes only. The specific securities identified are not representative of all securities purchased or held by the Fund, and it should not be assumed that the investment in the securities was or will be profitable. Source: Salient Advisors, L.P., July 1, 2013.

Summary

In spite of the recent drawdown the Fund experienced in May and June, we remain optimistic about the future. We continue to believe in the viability of trend following as a practical means of diversifying one’s traditional portfolio without potentially sacrificing the upside.

We look forward to providing regular updates in the future on our progress in executing the Fund’s business plan. Please visit our website at www.salientfunds.com for the latest updates.

Please note that this letter, including the financial information herein, is made available to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned herein.

Sincerely,

Lee Partridge

Chief Investment Officer

Roberto M. Croce, Ph.D.

Director of Quantitative Research

Letter to Shareholders

Dear Fellow Shareholders:i

It has been an exciting first half year for the Salient Global Equity Fund (SGEAX, SGECX, SGEIX). As of June 30, 2013, the Fund had total investments of over $50 million and NAV per share of $10.27.

Share Class	Inception Date	Net Performance Since Inception Without Sales Charge	MSCI AC World Indexii Return
Class A (SGEAX)	2/1/2013	-0.68%	0.63%
Class C (SGECX)	2/1/2013	-1.06%	0.63%
Class I (SGEIX)	1/3/2013	2.70%	3.80%

Share Class	Inception Date	Net Performance Since Inception With Maximum Sales Charge
Class A (SGEAX)	2/1/2013	-6.13%
Class C (SGECX)	2/1/2013	-2.05%

Returns above as of 6/30/2013.

Global equities lagged the US in the first half of the year, with the MSCI ACWI generating a total return of 3.8%, compared to the S&P 500’s 13.8%. Much of this underperformance can be attributed to continued sluggishness in Europe, strength of the US dollar and a meltdown in emerging markets.

The Fund lagged the MSCI ACWI benchmark primarily due to its overweight in Europe. We remain bullish on Europe’s recovery and are collecting healthy dividends from investments in high quality multi-nationals with above average yields while we wait for price appreciation. It is for this reason that we will look to maintain our approximate double weight to Europe/UK versus the MSCI ACWI.

Since the start of the year we have held the view that the commodity super-cycle has ended. We still hold that view and remain underweight to emerging markets. Emerging markets stocks tend to be highly correlated with commodity prices. Going forward however, we are starting to see opportunities in some local consumption plays as multiples have compressed substantially below historical averages in these markets.

In our view valuations for global equities remain attractive. Fear of uncertainty in the market remains high, presenting active managers with great opportunities to invest in quality companies at attractive valuations. We continue to feel good about the Fund’s high quality, globally diversified portfolio and believe it is well positioned to potentially deliver positive risk adjusted returns for our investors.

i Certain statements in this letter are forward-looking statements. The forward-looking statements and other views expressed herein are those of the portfolio managers and the Fund as of the date of this letter. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and there is no guarantee that any predictions will come to pass. The views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities.

ii The MSCI All Country World Index: is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of approximately 2,500 stocks as of March, 2013, while the Fund will build a portfolio of 40-60 stocks. The index returns are from 2/3/2013 onwards (For Class A and C share comparisons) and from 1/3/2013 onwards (for I share comparison). One cannot invest directly in an index.

The data displayed in pie charts have been rounded to the nearest whole number for illustrative purposes only. Allocations are subject to change. Source: Salient Advisors, L.P., June 30, 2013.

Since our inception on January 3, 2013, the top five contributors to the Fund’s performance are H&R Block (HRB), Pepsico (PEP), Reckitt Benckiser (RB LON), Novartis (NVS) and Microsoft Corp (MSFT). We have taken profits on HRB, trimmed Microsoft but continue to hold the other three positions. The five largest detractors to the Fund’s performance are TGS Nopec Geophysical Co. (TGS-OSL), Consol Energy (CNX), Barrick Gold (ABX), China Mobile (CHL) and Verifone Systems (PAY). We were wrong on Verifone and have eliminated the position. Barrick Gold was sold around $29 when gold prices broke down technically. The stock is at $17 now. We continue to hold the other three positions as our original investment thesis remains intact.

We look forward to providing regular updates on our progress. Please visit our website at www.salientfunds.com for the latest updates.

Please note this letter, including the financial information herein, is made available to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for the use in the purchase of sale of shares of the Fund.

Sincerely,

Ajay Mehra

Managing Director

Head of Equities, Salient Advisors, L.P.

Expense Examples

Table of Shareholder Expenses—as of June 30, 2013 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare the cost with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2013 through June 30, 2013 (unless otherwise noted).

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning Account Value 1/1/13	Ending Account Value 6/30/13	Expenses Paid During Period(1) 1/1/13 – 6/30/13	Annualized Expense Ratio During Period 1/1/13 – 6/30/13
Salient Risk Parity Fund	Class A	$1,000.00	$890.70	$7.59	1.62%
	Class C	1,000.00	888.50	11.10	2.37%
	Class I	1,000.00	891.70	6.43	1.37%
Salient MLP & Energy Infrastructure Fund II	Class A	1,000.00	1,181.10	24.12	4.46%
	Class C(2)	1,000.00	1,131.50	26.42	5.20%
	Class I	1,000.00	1,181.60	22.77	4.21%

Salient Alternative Beta Fund	Class A(3)	1,000.00	927.70	4.24	1.69%
	Class C(3)	1,000.00	925.70	6.11	2.44%
	Class I(4)	1,000.00	963.00	4.76	1.44%

Salient Trend Fund	Class A(3)	1,000.00	1,012.20	4.40	1.68%
	Class C(3)	1,000.00	1,010.30	6.36	2.43%
	Class I(5)	1,000.00	1,078.00	7.33	1.43%

Salient Global Equity Fund	Class A(6)	1,000.00	993.20	7.43	1.85%
	Class C(6)	1,000.00	989.40	10.42	2.60%
	Class I(7)	1,000.00	1,027.00	7.95	1.60%

(1)

Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year, divided by the number of days in the fiscal year (to reflect the one half year period).

(2)	Information shown reflects values using expense ratios and rates of return for the 174 days of operation for the period from January 8, 2013 (commencement of operations) to June 30, 2013.
(3)	Information shown reflects values using expense ratios and rates of return for the 95 days of operation during the period from March 28, 2013 (commencement of operations) to June 30, 2013.
(4)	Information shown reflects values using expense ratios and rates of return for the 123 days of operation during the period from February 28, 2013 (commencement of operations) to June 30, 2013.
(5)	Information shown reflects values using expense ratios and rates of return for the 180 days of operation during the period from January 2, 2013 (commencement of operations) to June 30, 2013.
(6)	Information shown reflects values using expense ratios and rates of return for the 147 days of operation during the period from February 4, 2013 (commencement of operations) to June 30, 2013.
(7)	Information shown reflects values using expense ratios and rates of return for the 179 days of operation during the period from January 3, 2013 (commencement of operations) to June 30, 2013.

Table of Shareholder Expenses—as of June 30, 2013 (Unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value 1/1/13	Ending Account Value 6/30/13	Expenses Paid During Period(1) 1/1/13 – 6/30/13	Annualized Expense Ratio During Period 1/1/13 – 6/30/13
Salient Risk Parity Fund	Class A	$1,000.00	$1,016.76	$8.10	1.62%
	Class C	1,000.00	1,013.04	11.83	2.37%
	Class I	1,000.00	1,018.00	6.85	1.37%
Salient MLP & Energy Infrastructure Fund II	Class A	1,000.00	1,002.68	22.15	4.46%
	Class C(2)	1,000.00	999.01	25.77	5.20%
	Class I	1,000.00	1,003.92	20.92	4.21%

Salient Alternative Beta Fund	Class A(3)	1,000.00	1,016.41	8.45	1.69%
	Class C(3)	1,000.00	1,012.69	12.18	2.44%
	Class I(4)	1,000.00	1,017.65	7.20	1.44%

Salient Trend Fund	Class A(3)	1,000.00	1,016.46	8.40	1.68%
	Class C(3)	1,000.00	1,012.74	12.13	2.43%
	Class I(5)	1,000.00	1,017.70	7.15	1.43%

Salient Global Equity Fund	Class A(6)	1,000.00	1,015.62	9.25	1.85%
	Class C(6)	1,000.00	1,011.90	12.97	2.60%
	Class I(7)	1,000.00	1,016.86	8.00	1.60%

(1)	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 181/365 (to reflect the one half year period).
(2)

Information shown reflects values using expense ratios and rates of return for the 174 days of operation during the period, and has been annualized to reflect values from January 8, 2013 (commencement of operations) to June 30, 2013.

(3)

Information shown reflects values using expense ratios and rates of return for the 95 days of operation during the period and has been annualized to reflect values from March 28, 2013 (commencement of operations) to June 30, 2013.

(4)

Information shown reflects values using expense ratios and rates of return for the 123 days of operation during the period. And has been annualized to reflect values from February 28, 2013 (commencement of operations) to June 30, 2013.

(5)

Information shown reflects values using expense ratios and rates of return for the 180 days of operation during the period, and has been annualized to reflect values from January 2, 2013 (commencement of operations) to June 30, 2013.

(6)

Information shown reflects values using expense ratios and rates of return for the 147 days of operation during the period, and has been annualized to reflect values from February 4, 2013 (commencement of operations) to June 30, 2013.

(7)

Information shown reflects values using expense ratios and rates of return for the 179 days of operation during the period, and has been annualized to reflect values from January 3, 2013 (commencement of operations) to June 30, 2013.

SALIENT RISK PARITY FUND

Consolidated Schedule of Investments

June 30, 2013

(Unaudited)

Other Assets and Liabilities—100.0%				$115,091,146

Net Assets—100.0%				$115,091,146

Futures Contracts Purchased:
Description	Expiration Date	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)
10 Year Australia Commonwealth Treasury Bond	September 2013	308	$33,339,236	$(1,036,929)
10 Year Canada Bond	September 2013	582	72,741,697	(2,636,471)
10 Year Japan Government Bond	September 2013	52	74,832,594	5,130
10 Year U.S. Treasury Note	September 2013	598	75,684,376	(2,237,846)
ASX SPI 200 Index	September 2013	51	5,559,393	79,061
CAC 40 10 Euro	July 2013	102	4,957,688	(104,114)
Cocoa*	September 2013	375	8,115,000	(687,266)
Coffee ‘C’*	September 2013	69	3,115,350	(240,580)
Copper*	September 2013	3	229,313	(21,084)
Corn*	September 2013	195	5,335,688	(296,363)
Cotton No. 2*	December 2013	117	4,914,585	(70,997)
E-Mini S&P 500	September 2013	158	12,634,470	(249,847)
E-Mini S&P MidCap 400	September 2013	82	9,494,780	(134,173)
Euro-Bund	September 2013	319	58,756,384	(887,341)
FTSE 100 Index	September 2013	67	6,277,779	(109,710)
FTSE/JSE Top 40 Index	September 2013	346	12,194,967	(262,881)
FTSE/MIB Index	September 2013	40	3,972,720	(198,946)
Gasoline RBOB*	August 2013	57	6,501,146	(227,600)
German Stock Index	September 2013	19	4,925,017	(112,183)
Gold 100 Oz*	August 2013	22	2,692,140	(415,620)
Hang Seng China Enterprises Index	July 2013	95	5,661,440	238,531
Hang Seng Index	July 2013	47	6,280,867	296,122
Heating Oil*	August 2013	57	6,843,967	(11,400)
IBEX 35 Index	July 2013	49	4,890,753	(211,481)
ICE Brent Crude*	August 2013	62	6,306,640	(44,578)
ICE Gas Oil*	August 2013	94	8,246,150	137,662
Live Cattle*	September 2013	64	3,123,840	54,585
Long Gilt	September 2013	401	68,236,895	(2,846,237)
MSCI Taiwan Stock Index	July 2013	343	9,586,850	346,248
Natural Gas*	July 2013	173	6,167,450	(701,599)
NYMEX WTI Crude*	July 2013	47	4,538,320	98,976
OMXS30 Index	July 2013	266	4,565,642	(143,897)
Russell 2000 Mini Index	September 2013	95	9,259,650	(106,903)
S&P/Toronto Stock Exchange 60 Index	September 2013	58	7,643,599	(81,765)
SGX S&P CNX Nifty Index	July 2013	779	9,078,466	359,101
Soybean*	November 2013	148	9,264,800	(377,021)

See accompanying notes to financial statements.

SALIENT RISK PARITY FUND

Consolidated Schedule of Investments, continued

June 30, 2013

(Unaudited)

Futures Contracts Purchased, continued
Description	Expiration Date	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)
Sugar #11*	October 2013	224	$4,244,890	$66,983
Tokyo Price Index	September 2013	28	3,193,626	163,587
Wheat*	September 2013	268	8,813,850	(688,486)

			$592,222,018	$(13,297,332)

Futures Contracts Sold
Description	Expiration Date	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)
Futures Contracts Sold:
Lean Hogs*	August 2013	179	6,977,420	(170,776)
Silver*	September 2013	1	97,350	16,015

			$7,074,770	$(154,761)

*	These investments are held by Salient Risk Parity Offshore Fund, Ltd. (the “Risk Parity Subsidiary”).

Risk Exposure	Notional Value	Percentage of Total Derivative Exposure
Commodity Risk	$95,527,899	15.9%
Equity Risk	178,934,091	29.9%
Interest Rate Risk	324,834,798	54.2%

Total	$599,296,788	100.0%

See accompanying notes to financial statements.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND II

Consolidated Schedule of Investments

June 30, 2013

(Unaudited)

	Shares/Units	Fair Value
Master Limited Partnerships and Related Companies—98.3%
Coal—2.1%
United States—2.1%
Alliance Holdings GP, L.P.(1)(2)	81,541	$5,198,239

		5,198,239

Crude/Natural Gas Production—4.9%
United States—4.9%
EV Energy Partners, L.P.(2)	59,174	2,211,332
Memorial Production Partners, L.P.(2)	56,157	1,100,677
Tallgrass Energy Partners, L.P.(2)	191,078	4,012,638
Western Gas Equity Partners, L.P.(2)	116,400	4,792,189

		12,116,836

Crude/Refined Products Pipelines—36.5%
United States—36.5%
Enbridge Energy Management, LLC(2)(3)	449,966	13,624,980
Kinder Morgan Inc.	345,704	13,188,608
Kinder Morgan Management, LLC(2)(3)	205,883	17,209,783
Magellan Midstream Partners, L.P.(1)(2)	145,065	7,906,043
MPLX, L.P.(1)(2)	103,407	3,806,412
Plains All American Pipeline, L.P.(1)(2)	291,264	16,255,443
Rose Rock Midstream, L.P.(2)	75,632	2,769,644
Semgroup Corp.(2)	86,094	4,637,023
Summit Midstream Partners, L.P.(2)	139,450	4,762,218
Sunoco Logistics Partners, L.P.(2)	32,863	2,101,589
Tesoro Logistics, L.P.(2)	72,787	4,400,702

		90,662,445

Diversified Pipelines—1.6%
Canada—1.6%
TransCanada Corp.	89,112	3,841,618

		3,841,618

Natural Gas Gathering/Processing—26.5%
United State—26.5%
Atlas Energy, L.P.(2)	27,777	1,360,795
Crosstex Energy, Inc.	218,476	4,317,086
Crosstex Energy, L.P.(2)	238,526	4,918,406
DCP Midstream Partners, L.P.(2)	89,784	4,857,314
Linn Co., LLC	309,506	11,535,289
MarkWest Energy Partners, L.P.(2)	70,516	4,713,995
NGL Energy Partners, L.P.(2)(4)	152,000	4,435,360
Targa Resources Corp.	162,204	10,434,583
Targa Resources Partners, L.P.(2)	101,105	5,100,747
Williams Companies, Inc.	429,235	13,937,261

		65,610,836

See accompanying notes to financial statements.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND II

Consolidated Schedule of Investments, continued

June 30, 2013

(Unaudited)

	Shares/Units	Fair Value
Natural Gas/Natural Gas Liquids Pipelines—17.4%
United States—17.4%
El Paso Pipeline Partners, L.P.	102,809	$4,489,669
Energy Transfer Equity, L.P.(1)	129,174	7,727,189
Enterprise Products Partners, L.P.(1)	327,768	20,370,780
EQT Midstream Partners, L.P.(2)	53,203	2,598,967
ONEOK, Inc.(2)	33,647	1,389,958
Spectra Energy Corp.	192,554	6,635,411

		43,211,974

Power/Utility—1.6%
United States—1.6%
CenterPoint Energy, Inc.	168,892	3,967,273

		3,967,273

Shipping—7.7%
Bermuda—2.7%
Golar LNG Partners, L.P.	193,659	6,603,772
Republic of the Marshall Islands—4.3%
Capital Product Partners, L.P.(2)	129,271	1,199,635
Navios Maritime Partners, L.P.	48,246	697,155
Teekay Offshore Partners, L.P.	271,283	8,808,559

United States—0.7%
Delek Logistics Partners, L.P.(2)	55,179	1,806,560

		19,115,681

Total Master Limited Partnerships and Related Companies (Cost $228,473,164)		243,724,902

Total Investments—98.3% (Cost $228,473,164)		243,724,902
Other Assets and Liabilities—1.7%		4,090,566

Total Net Assets—100.0%		$247,815,468

All percentages disclosed are calculated by dividing the indicated amounts by net assets.
(1)	All or a portion of these securities are held by Salient MLP & Energy Infrastructure Fund II, Inc. (the “MLP Subsidiary”).
(2)	Non-income producing security.
(3)	Distributions are paid-in-kind.
(4)	Restricted security is exempt from registration under the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See accompanying notes to financial statements.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND II

Consolidated Schedule of Investments, continued

June 30, 2013

(Unaudited)

Salient MLP & Energy Infrastructure Fund II invested in the following industries as of June 30, 2013:

	Value	% of Net Assets
Coal	$5,198,239	2.1%
Crude/Natural Gas Production	12,116,836	4.9%
Crude/Refined Products Pipelines	90,662,445	36.5%
Diversified Pipelines	3,841,618	1.6%
Natural Gas Gathering/ Processing	65,610,836	26.5%
Natural Gas/ Natural Gas Liquids Pipelines	43,211,974	17.4%
Power/Utility	3,967,273	1.6%
Shipping	19,115,681	7.7%
Other*	4,090,566	1.7%

Total	$247,815,468	100.0%

Salient MLP & Energy Infrastructure Fund II invested in securities with exposure to the following countries as of June 30, 2013:

	Value	% of Net Assets
Bermuda	$6,603,772	2.7%
Canada	3,841,618	1.6%
Republic of the Marshall Islands	10,705,349	4.3%
United States	222,574,163	89.7%
Other*	4,090,566	1.7%

Total	$247,815,468	100.0%

*	Includes net other assets and liabilities, which includes any receivable for capital shares issued and payable for capital shares redeemed.

See accompanying notes to financial statements.

SALIENT ALTERNATIVE BETA FUND

Consolidated Schedule of Investments

June 30, 2013

(Unaudited)

Other Assets and Liabilities—100.0%				$38,253,661

Net Assets—100.0%				$38,253,661

Futures Contracts Purchased:
Description	Expiration Date	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)
ASX SPI 200 Index	September 2013	107	$11,663,825	$166,073
CAC 40 10 Euro	July 2013	45	2,187,215	(45,933)
Cocoa*	September 2013	136	2,943,040	(250,212)
Corn*	September 2013	38	1,039,775	(58,734)
Cotton No. 2*	December 2013	23	966,115	(13,638)
FTSE 100 Index	September 2013	33	3,092,041	(54,036)
Gasoline RBOB*	August 2013	14	1,596,773	(55,865)
German Stock Index	September 2013	20	5,184,228	(118,087)
Hang Seng China Enterprises Index	July 2013	106	6,316,976	266,151
Hang Seng Index	July 2013	66	8,819,941	415,831
Heating Oil*	August 2013	2	240,139	(409)
ICE Brent Crude*	August 2013	6	610,320	(4,012)
Natural Gas*	July 2013	76	2,709,400	(306,823)
OMXS30 Index	July 2013	468	8,032,784	(253,227)
Russell 2000 Mini Index	September 2013	167	16,277,489	(188,319)
S&P/Toronto Stock Exchange 60 Index	September 2013	36	4,744,303	(50,946)
SGX S&P CNX Nifty Index	July 2013	15	174,810	6,915
Soybean*	November 2013	37	2,316,200	(99,164)
Wheat*	September 2013	45	1,479,938	(116,098)

			$80,395,312	$(760,533)

Futures Contracts Sold:
Description	Expiration Date	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)
10 Year Australia Commonwealth Treasury Bond	September 2013	22	$2,381,374	$72,937
10 Year Japan Government Bond	September 2013	1	1,439,088	(144)
CBOE Volatility Index (VIX)	July 2013	44	794,200	(13,515)
Coffee ‘C’*	September 2013	66	2,979,900	233,276
Copper*	September 2013	30	2,293,125	208,711
E-Mini S&P 500	September 2013	188	15,033,421	296,568
E-Mini S&P MidCap 400	September 2013	8	926,320	13,020
FTSE/JSE Top 40 Index	September 2013	41	1,445,068	27,336
FTSE/MIB Index	September 2013	97	9,633,847	507,853
Gold 100 Oz*	August 2013	13	1,590,810	292,611

See accompanying notes to financial statements.

SALIENT ALTERNATIVE BETA FUND

Consolidated Schedule of Investments, continued

June 30, 2013

(Unaudited)

Futures Contracts Sold, continued
Description	Expiration Date	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)
IBEX 35 Index	July 2013	68	$6,787,167	$291,528
ICE Gas Oil*	August 2013	13	1,140,425	(19,205)
Lean Hogs*	August 2013	109	4,248,820	(102,019)
Live Cattle*	September 2013	125	6,101,250	(72,476)
MSCI Taiwan Stock Index	July 2013	173	4,835,350	(177,078)
NYMEX WTI Crude*	July 2013	1	96,560	(2,123)
Silver*	September 2013	27	2,628,450	427,128
Sugar #11*	October 2013	200	3,790,080	(65,358)
Tokyo Price Index	September 2013	3	342,174	(17,570)

			$68,487,429	$1,901,480

*	All or a portion of these securities are held by Salient Alternative Beta Offshore Fund Ltd. (the “Alternative Beta Subsidiary”).

Total Return Swap Agreements:
Underlying Instrument	Counterparty	Maturity Date	Notional Amount at Value	Unrealized Gain (Loss)
KOSPI 200 Index	Goldman Sachs	9/19/13	$9,324,810	$429,949

			$9,324,810	$429,949

Forward Foreign Currency Exchange Contracts:

At June 30, 2013, the Fund’s open forward foreign currency exchange contracts were as follows:

Type of Contract	Counterparty	Delivery Date	Contract Amount (Local Currency)	Contract Value	Value	Net Unrealized Appreciation (Depreciation)
Long Contracts:
Australian Dollar	Goldman Sachs	7/15/13	805,925	$781,022	$736,012	$(45,010)
Brazilian Real	Goldman Sachs	7/15/13	845,053	391,954	377,486	(14,468)
Chilean Peso	Goldman Sachs	7/15/13	2,541,470,400	5,023,402	4,996,584	(26,818)
Indian Rupee	Goldman Sachs	7/15/13	255,034,000	4,484,778	4,280,561	(204,217)
Indonesian Rupiah	Goldman Sachs	7/15/13	14,370,704,000	1,441,539	1,446,684	5,145
Israeli New Shekel	Goldman Sachs	7/15/13	3,779,579	1,027,059	1,039,452	12,393
Korean Won	Goldman Sachs	7/15/13	1,297,096,420	1,154,771	1,135,512	(19,259)
Mexican Peso	Goldman Sachs	7/15/13	53,147,847	4,130,148	4,097,001	(33,147)
New Zealand Dollar	Goldman Sachs	7/15/13	1,938,168	1,565,285	1,499,812	(65,473)
Philippine Peso	Goldman Sachs	7/15/13	77,227,018	1,841,808	1,788,035	(53,773)

See accompanying notes to financial statements.

SALIENT ALTERNATIVE BETA FUND

Consolidated Schedule of Investments, continued

June 30, 2013

(Unaudited)

Forward Foreign Currency Exchange Contracts, continued

Type of Contract	Counterparty	Delivery Date	Contract Amount (Local Currency)	Contract Value	Value	Net Unrealized Appreciation (Depreciation)
Polish Zloty	Goldman Sachs	7/15/13	3,780,629	$1,159,667	$1,137,707	$(21,960)
Russian Ruble	Goldman Sachs	7/15/13	126,306,668	3,940,509	3,835,616	(104,893)
Turkish Lira	Goldman Sachs	7/15/13	5,825,638	3,070,644	3,014,263	(56,381)

				$30,012,586	$29,384,725	$(627,861)

Short Contracts:
British Pound	Goldman Sachs	7/15/13	6,268,621	$9,638,775	$9,531,705	$107,070
Canadian Dollar	Goldman Sachs	7/15/13	2,971,728	2,868,464	2,825,442	43,022
Czech Koruna	Goldman Sachs	7/15/13	73,980,358	3,767,027	3,704,634	62,393
Euro	Goldman Sachs	7/15/13	4,587,354	6,015,579	5,970,785	44,794
Hungarian Forint	Goldman Sachs	7/15/13	63,168,390	280,312	278,520	1,792
Japanese Yen	Goldman Sachs	7/16/13	22,380,565	229,444	225,716	3,728
Japanese Yen	Goldman Sachs	7/15/13	490,615,426	4,944,225	4,948,015	(3,790)
Malaysian Ringgit	Goldman Sachs	7/15/13	669,456	216,477	211,769	4,708
Norwegian Krone	Goldman Sachs	7/15/13	7,404,904	1,272,495	1,218,858	53,637
Singapore Dollar	Goldman Sachs	7/15/13	1,830,657	1,465,698	1,444,812	20,886
South African Rand	Goldman Sachs	7/15/13	23,491,123	2,368,330	2,373,649	(5,319)
Swedish Krona	Goldman Sachs	7/15/13	584,600	89,390	87,203	2,187
Swiss Franc	Goldman Sachs	7/15/13	4,439,132	4,664,009	4,701,673	(37,664)
Taiwan Dollar	Goldman Sachs	7/15/13	47,576,945	1,594,936	1,588,015	6,921

				$39,415,161	$39,110,796	$304,365

Risk Exposure	Notional Value	Percentage of Total Derivative Exposure
Commodity Risk	$38,771,120	17.0%
Equity Risk	115,615,969	50.8%
Foreign Exchange Rate Risk	69,427,747	30.5%
Interest Rate Risk	3,820,462	1.7%

Total	$227,635,298	100.0%

See accompanying notes to financial statements.

SALIENT TREND FUND

Consolidated Schedule of Investments

June 30, 2013

(Unaudited)

Other Assets and Liabilities—100.0%				$58,268,318

Net Assets—100.0%				$58,268,318

Futures Contracts Purchased:
Description	Expiration Date	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)
ASX SPI 200 Index	September 2013	47	$5,123,362	$72,948
CAC 40 10 Euro	July 2013	106	5,152,107	(108,197)
Cocoa*	September 2013	508	10,993,120	(929,965)
E-Mini S&P 500	September 2013	82	6,557,130	(129,671)
E-Mini S&P MidCap 400	September 2013	52	6,021,080	(84,984)
FTSE 100 Index	September 2013	69	6,465,176	(113,320)
FTSE/JSE Top 40 Index	September 2013	292	10,291,706	(221,870)
FTSE/MIB Index	September 2013	39	3,873,402	(193,972)
Gasoline RBOB*	August 2013	6	684,331	(23,942)
German Stock Index	September 2013	24	6,221,074	(141,705)
Hang Seng Index	July 2013	15	2,004,532	94,507
Heating Oil*	August 2013	5	600,348	(778)
IBEX 35 Index	July 2013	16	1,596,981	(69,055)
ICE Brent Crude*	August 2013	6	610,320	(4,012)
MSCI Taiwan Stock Index	July 2013	366	10,229,700	369,466
Natural Gas*	July 2013	160	5,704,000	(635,828)
OMXS30 Index	July 2013	405	6,951,447	(219,077)
Russell 2000 Mini Index	September 2013	59	5,750,730	(66,532)
S&P/Toronto Stock Exchange 60 Index	September 2013	27	3,558,227	(37,896)
SGX S&P CNX Nifty Index	July 2013	205	2,389,070	94,500
Soybean*	November 2013	116	7,261,600	(314,092)
Tokyo Price Index	September 2013	27	3,079,568	153,580
Wheat*	September 2013	171	5,623,763	(435,795)

			$116,742,774	$(2,945,690)

Futures Contracts Sold:
Description	Expiration Date	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)
10 Year Australia Commonwealth Treasury Bond	September 2013	109	$11,798,626	$361,413
10 Year Japan Government Bond	September 2013	4	5,756,353	(578)
Coffee ‘C’*	September 2013	151	6,817,650	529,874
Copper*	September 2013	104	7,949,500	714,979
Corn*	September 2013	31	848,238	46,870
Cotton No. 2*	December 2013	17	714,085	7,970
Gold 100 Oz*	August 2013	48	5,873,760	1,095,248

See accompanying notes to financial statements.

SALIENT TREND FUND

Consolidated Schedule of Investments, continued

June 30, 2013

(Unaudited)

Futures Contracts Sold, continued
Description	Expiration Date	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)
Hang Seng China Enterprises Index	July 2013	61	$3,635,241	$(156,653)
ICE Gas Oil*	August 2013	43	3,772,175	(60,648)
Lean Hogs*	August 2013	353	13,759,939	(319,700)
Live Cattle*	September 2013	497	24,258,569	(283,738)
NYMEX WTI Crude*	July 2013	1	96,560	(2,123)
Silver*	September 2013	93	9,053,550	1,464,016
Sugar #11*	October 2013	592	11,218,637	(191,236)

			$105,552,883	$3,205,694

*	All or a portion of these securities are held by Salient Trend Offshore Fund Ltd. (the “Trend Subsidiary”).

Risk Exposure	Notional Value	Percentage of Total Derivative Exposure
Commodity Risk	$115,840,145	52.1%
Equity Risk	88,900,533	40.0%
Interest Rate Risk	17,554,979	7.9%

Total	$222,295,657	100.0%

See accompanying notes to financial statements.

SALIENT GLOBAL EQUITY FUND

Schedule of Investments

June 30, 2013

(Unaudited)

	Shares/Units	Fair Value

Common Stocks—94.7%
Consumer Discretionary—9.7%
France—3.5%
Vivendi Universal SA	91,930	$1,740,872
Germany—2.0%
Daimler AG	16,749	1,013,324
United States—4.2%
Johnson Controls, Inc.	16,104	576,362
Ross Stores, Inc.	24,294	1,574,494

		4,905,052

Consumer Staples—16.2%
United Kingdom—5.7%
Reckitt Benckiser Group PLC	24,697	1,745,642
Tesco PLC	234,180	1,180,177
United States—10.5%
CVS Caremark Corp.	26,923	1,539,457
Kellogg Co.	30,735	1,974,109
PepsiCo, Inc.	22,242	1,819,173

		8,258,558

Energy—10.3%
France—1.6%
Total SA Sponsored ADR	17,276	841,341
Netherlands—2.3%
Royal Dutch Shell PLC ADR	18,644	1,189,487
Norway—1.6%
TGS Nopec Geophysical Co. ASA	27,916	811,445
Switzerland—1.1%
Weatherford International, Ltd.(1)	41,957	574,811
United States—3.7%
Apache Corp.	6,764	567,026
CONSOL Energy, Inc.	28,888	782,865
Targa Resources Corp.	8,376	538,828

		5,305,803

Financials—16.3%
Germany—2.0%
Muenchener Rueckversicherungs—Gesellschaft AG	5,691	1,047,333
India—1.2%
ICICI Bank, Ltd. ADR	16,311	623,896
Italy—0.9%
Unicredit SpA	94,536	442,695

See accompanying notes to financial statements.

SALIENT GLOBAL EQUITY FUND

Schedule of Investments, continued

June 30, 2013

(Unaudited)

	Shares/Units	Fair Value

Japan—1.1%
Sumitomo Mitsui Trust Holding, Inc.	125,116	$584,194
Spain—1.0%
Banco Bilbao Vizcaya Argentaria SA ADR	59,927	503,986
Switzerland—1.2%
UBS AG	36,642	621,082
United States—8.9%
Bank of America Corp.	40,713	523,569
Bank of New York Mellon Corp.	21,792	611,266
Capital One Financial Corp.	13,698	860,371
Genworth Financial, Inc., Class—A(1)	63,231	721,466
Loews Corp.	26,072	1,157,597
MetLife, Inc.	14,648	670,292

		8,367,747

Health Care—14.5%
France—2.3%
Sanofi-Aventis ADR	23,141	1,191,993
Germany—2.0%
Bayer AG	9,550	1,018,340
Switzerland—3.3%
Novartis AG ADR	23,012	1,627,178
United Kingdom—1.9%
Smith & Nephew PLC	87,319	975,980
United States—5.0%
Abbott Laboratories	55,916	1,950,351
Abbvie, Inc.	14,887	615,429

		7,379,271

Industrials—8.6%
Switzerland—1.4%
ABB, Ltd. ADR	34,054	737,610
United States—7.2%
Caterpillar, Inc.	7,537	621,727
CSX Corp.	35,221	816,775
Fluor Corp.	9,477	562,081
Rockwell Automation, Inc.	9,275	771,124
United Technologies Corp.	10,113	939,902

		4,449,219

Information Technology—9.1%
United States—9.1%
F5 Networks, Inc.(1)	8,742	601,450
Fiserv, Inc.(1)	12,667	1,107,222

See accompanying notes to financial statements.

SALIENT GLOBAL EQUITY FUND

Schedule of Investments, continued

June 30, 2013

(Unaudited)

	Shares/Units	Fair Value

Information Technology (continued)
United States (continued)
Google, Inc., Class-A(1)	1,201	$1,057,324
Microsoft Corp.	23,297	804,445
Qualcomm, Inc.	17,094	1,044,101

		4,614,542

Materials—5.6%
Japan—1.7%
Nitto Denko Corp.	13,300	855,728
Korea, Republic Of—1.0%
POSCO ADR	8,095	526,823
Switzerland—2.9%
Syngenta AG ADR	18,977	1,477,549

		2,860,100

Telecommunication Services—3.3%
Hong Kong-3.3%
China Mobile, Ltd. ADR	32,725	1,694,173

		1,694,173

Utilities—1.1%
France—1.1%
Veolia Environnement ADR	50,072	571,322

		571,322

Total Common Stock (Cost $48,339,882)		48,405,787

Exchange Traded Fund—3.1%
United States—3.1%
WisdomTree Japan Hedged Equity Fund ETF	35,175	1,604,332

Total Exchange Traded Funds (Cost $1,470,755)		1,604,332

Total Investments—97.8% (Cost $49,810,637)		50,010,119
Other Assets and Liabilities—2.2%		1,127,906

Total Net Assets—100.0%		$51,138,025

All percentages disclosed are calculated by dividing the indicated amounts by net assets.
(1)	Non-income producing security.

ADR—American Depositary Receipt
ETF—Exchange Traded Fund
PLC—Public Limited Company

See accompanying notes to financial statements.

SALIENT GLOBAL EQUITY FUND

Schedule of Investments, continued

June 30, 2013

(Unaudited)

Salient Global Equity Fund invested in the following industries as of June 30, 2013:

	Value	% of Net Assets
Consumer Discretionary	$4,905,052	9.7%
Consumer Staples	8,258,558	16.2%
Energy	5,305,803	10.3%
Financials	8,367,747	16.3%
Health Care	7,379,271	14.5%
Industrials	4,449,219	8.6%
Information Technology	4,614,542	9.1%
Materials	2,860,100	5.6%
Registered Investment Companies	1,604,332	3.1%
Telecommunication Services	1,694,173	3.3%
Utilities	571,322	1.1%
Other*	1,127,906	2.2%

Total	$51,138,025	100.0%

Salient Global Equity Fund invested in securities with exposure to the following countries as of June 30, 2013:

	Value	% of Net Assets
France	$4,345,528	8.5%
Germany	3,078,997	6.0%
Hong Kong	1,694,173	3.3%
India	623,896	1.2%
Italy	442,695	0.9%
Japan	1,439,922	2.8%
Netherlands	1,189,487	2.3%
Norway	811,445	1.6%
South Korea	526,823	1.0%
Spain	503,986	1.0%
Switzerland	5,038,230	9.9%
United Kingdom	3,901,799	7.6%
United States	26,413,138	51.7%
Other*	1,127,906	2.2%

Total	$51,138,025	100.0%

*	Includes net other assets and liabilities, which includes any receivable for capital shares issued and payable for capital shares redeemed.

See accompanying notes to financial statements.

SALIENT MF TRUST

Statements of Assets and Liabilities

June 30, 2013

(Unaudited)

	Risk Parity Fund (Consolidated)	MLP Fund (Consolidated)	Alternative Beta Fund (Consolidated)	Trend Fund (Consolidated)	Global Equity Fund
Assets:
Investments at cost	$—	$228,473,164	$—	$—	$49,810,637

Investments at fair value	—	243,724,902	—	—	50,010,119
Cash and cash equivalents	94,637,556	9,144,069	20,501,707	44,249,034	317,481
Deposits with brokers for futures contracts	20,833,711	—	10,401,336	13,715,223	—
Deposits with brokers for swap agreements	—	—	1,280,000	—	—
Segregated cash for collateral	—	—	5,880,000	—	—
Unrealized appreciation on forward foreign currency exchange contracts	—	—	372,527	—	—
Unrealized gain on swap agreements	—	—	429,949	—	—
Dividends and interest receivable	16,811	40,688	3,660	7,311	95,595
Receivable for capital shares issued	181,612	5,073,713	—	420,000	—
Receivable from investments sold	—	—	—	—	828,161
Reclaims receivable	—	—	—	—	26,904
Variation margin on futures contracts	1,252,487	—	719,035	1,217,886	—
Deferred tax asset	—	12,027	—	—	—
Offering costs	8,404	31,131	—	—	—
Prepaids and other assets	36,352	90,310	34,462	39,181	35,796

Total Assets	116,966,933	258,116,840	39,622,676	59,648,635	51,314,056

Liabilities:
Payable for investments purchased	—	7,731,954	—	—	—
Payable for capital shares redeemed	211,438	306,497	—	—	—
Variation margin on futures contracts	1,537,543	—	610,286	1,190,038	—
Unrealized depreciation on forward foreign currency exchange contracts	—	—	696,023	—	—
Payable to Adviser	52,844	142,336	3,720	5,444	26,637
Distribution and services fees payable	3,011	22,736	2	18	454
Trustee fees payable	2,454	2,598	1,169	4,557	4,495
Current tax liability	—	51,401	—	—	—
Deferred tax liability	—	1,832,628	—	—	—
Accounts payable and accrued expenses	68,497	211,222	57,815	180,260	144,445

Total Liabilities	1,875,787	10,301,372	1,369,015	1,380,317	176,031

Net Assets	$115,091,146	$247,815,468	$38,253,661	$58,268,318	$51,138,025

See accompanying notes to financial statements.

SALIENT MF TRUST

Statements of Assets and Liabilities, continued

June 30, 2013

(Unaudited)

	Risk Parity Fund (Consolidated)	MLP Fund (Consolidated)	Alternative Beta Fund (Consolidated)	Trend Fund (Consolidated)	Global Equity Fund
Composition of Net Assets:
Paid-in capital	$128,180,776	$236,395,117	$39,708,517	$57,304,439	$50,301,253
Accumulated net investment income (loss)	(703,514)	(2,842,951)	(139,570)	(251,182)	371,781
Accumulated net realized gains	1,007,891	844,341	(2,581,691)	965,617	265,640
Unrealized appreciation (depreciation) on investments	(13,394,007)	13,418,961	1,266,405	249,444	199,351

Net Assets	$115,091,146	$247,815,468	$38,253,661	$58,268,318	$51,138,025

Net Assets:
Class A Shares	$10,020,916	$74,538,413	$2,319	$68,451	$511,397
Class C Shares	1,011,837	15,190,449	2,315	22,470	420,410
Class I Shares	104,058,393	158,086,606	38,249,027	58,177,397	50,206,218

	$115,091,146	$247,815,468	$38,253,661	$58,268,318	$51,138,025

Shares Outstanding
Class A Shares	1,107,202	6,438,398	241	6,359	49,844
Class C Shares	112,467	1,316,460	241	2,091	41,127
Class I Shares	11,480,734	13,674,427	3,972,986	5,398,426	4,890,139

Net Asset Value, Offering Price and Redemption Price per share:
Class A Shares	$9.05	$11.58	$9.62	$10.77 (a)	$10.26
Class C Shares	$9.00	$11.54	$9.60 (a)	$10.75	$10.22
Class I Shares	$9.06	$11.56	$9.63	$10.78	$10.27
Maximum Sales Charge—Class A Shares	5.50%	5.50%	5.50%	5.50%	5.50%

Maximum Offering Price per share—Class A Shares (Net Asset Value/(100%—maximum sales charge))	$9.58	$12.25	$10.18	$11.40	$10.86

(a)	Does not recalculate due to rounding of net assets and share amounts presented in the financial statements.

See accompanying notes to financial statements.

SALIENT MF TRUST

Statements of Operations

For the periods ended June 30, 2013

(Unaudited)

	Risk Parity Fund (Consolidated) For the six months ended June 30, 2013	MLP Fund (Consolidated) For the six months ended June 30, 2013	Alternative Beta Fund (Consolidated) For the period February 28, 2013(1) through June 30, 2013	Trend Fund (Consolidated) For the period January 2, 2013(1) through June 30, 2013	Global Equity Fund For the period January 3, 2013(1) through June 30, 2013
Investment Income:
Distributions from master limited partnerships	$—	$1,961,110	$—	$—	$—
Less return of capital on distributions	—	(1,891,079)	—	—	—

Net distributions from master limited partnerships	—	70,031	—	—	—
Dividend income	—	575,116	—	—	753,023
Interset Income	97,629	8,909	12,201	29,898	4,960
Foreign tax withholding	—	(3,936)	—	—	(42,141)

Total Investment Income (Loss)	97,629	650,120	12,201	29,898	715,842

Operating Expenses:
Investment management fees	529,947	611,028	100,076	185,233	266,455
Administration fees	32,232	52,930	1,110	23,836	14,548
Distribution and service fee Class A	8,988	26,332	2	8	366
Distribution and service fee Class C	3,540	28,250	6	25	1,285
Administrative services fees	59,901	26,456	1,907	18,599	24,053
Trustees fees	12,579	12,723	5,669	14,682	17,620
Audit fees	16,485	16,598	12,182	16,066	16,018
Custodian fees	5,495	5,135	1,806	13,073	12,566
Legal fees	39,651	28,149	15,233	30,598	26,395
Offering costs	51,613	49,283	10,717	34,457	34,155
Registration and filing fees	100,323	92,042	42,307	50,328	39,612
Tax preparation fees	6,720	56,089	5,999	14,050	14,894
Transfer agent fees	28,963	31,856	8,367	8,928	8,891
Other expenses	46,208	45,894	29,573	50,979	45,018

Total Expenses before Fee Reductions	942,645	1,082,765	234,954	460,862	521,876

Less expenses contractually waived/reimbursed by the Adviser	(164,789)	(150,929)	(83,183)	(179,782)	(177,815)

Net Expenses	777,856	931,836	151,771	281,080	344,061

Net Investment Income (Loss), Before Income Taxes	(680,227)	(281,716)	(139,570)	(251,182)	371,781

Deferred tax benefit	—	(9,331)	—	—	—

Net Investment Income (Loss)	(680,227)	(272,385)	(139,570)	(251,182)	371,781

See accompanying notes to financial statements.

SALIENT MF TRUST

Statements of Operations, continued

For the periods ended June 30, 2013

(Unaudited)

	Risk Parity Fund (Consolidated) For the six months ended June 30, 2013	MLP Fund (Consolidated) For the six months ended June 30, 2013	Alternative Beta Fund (Consolidated) For the period February 28, 2013(1) through June 30, 2013	Trend Fund (Consolidated) For the period January 2, 2013(1) through June 30, 2013	Global Equity Fund For the period January 3, 2013(1) through June 30, 2013
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments and foreign currency translations	$(296,977)	$817,345	$1,253	$19,832	$(116,618)
Net realized gain (loss) on futures contracts	(527,409)	—	(2,301,209)	945,785	380,786
Net realized gain on swap agreements	—	—	362,403	—	—
Net realized gain (loss) on forward foreign currency exchange contracts	—	—	(644,138)	—	1,472

Net realized gain (loss), before income taxes	(824,386)	817,345	(2,581,691)	965,617	265,640
Current tax expense	—	51,401	—	—	—

Net realized gain (loss)	(824,386)	765,944	(2,581,691)	965,617	265,640
Change in unrealized appreciation/depreciation on investments, before income taxes	(12,923,590)	14,881,204	1,266,405	249,444	199,351

Deferred tax expense	—	1,817,540	—	—	—

Net change in unrealized appreciation/depreciation on investments	(12,923,590)	13,063,664	1,266,405	249,444	199,351

Net Realized and Unrealized Gain (Loss) on Investments	(13,747,976)	13,829,608	(1,315,286)	1,215,061	464,991

Change in Net Assets Resulting from Operations	$(14,428,203)	$13,557,223	$(1,454,856)	$963,879	$836,772

(1)	Commencement of operations.

See accompanying notes to financial statements.

SALIENT MF TRUST

Statements of Changes in Net Assets

	Risk Parity Fund (Consolidated)		MLP Fund (Consolidated)
	For the six months ended June 30, 2013 (Unaudited)	For the period July 9, 2012(1) through December 31, 2012	For the six months ended June 30, 2013 (Unaudited)	For the period September 19, 2012(1) through December 31, 2012
Operations:
Net investment income (loss), net of income taxes	$(680,227)	$(596,480)	$(272,385)	$6,673
Net realized gain (loss) on investments, net of income taxes	(824,386)	2,699,771	765,944	78,369
Change in unrealized appreciation/depreciation on investments, net of income taxes	(12,923,590)	(470,417)	13,063,664	355,297

Change in Net Assets resulting from operations	(14,428,203)	1,632,874	13,557,223	440,339

Distributions:
Net investment income
Class I Shares	—	—	—	(6,673)
In excess of net investment income
Class A Shares	—	—	(286,864)	—
Class C Shares	—	—	(98,783)	—
Class I Shares	—	—	(2,206,313)	—
Return of capital
Class I Shares	—	—	—	(217,709)
Net realized gains
Class A Shares	—	(12,295)	—	—
Class C Shares	—	(1,112)	—	—
Class I Shares	—	(328,561)	—	—

Change in Net Assets resulting from distributions	—	(341,968)	(2,591,960)	(224,382)

Change in Net Assets resulting from capital transactions	16,939,728	111,288,715	196,435,189	40,199,059

Change in Net Assets	2,511,525	112,579,621	207,400,452	40,415,016
Net Assets:
Beginning of period	112,579,621	—	40,415,016	—

End of period	$115,091,146	$112,579,621	$247,815,468	$40,415,016

Accumulated net investment income ( loss)	$(703,514)	$(23,287)	$(2,842,951)	$21,394

See accompanying notes to financial statements.

SALIENT MF TRUST

Statements of Changes in Net Assets, continued

	Risk Parity Fund (Consolidated)		MLP Fund (Consolidated)
	For the six months ended June 30, 2013 (Unaudited)	For the period July 9, 2012(1) through December 31, 2012	For the six months ended June 30, 2013 (Unaudited)	For the period September 19, 2012(1) through December 31, 2012
Capital Transactions:
Class A Shares
Proceeds from shares issued	$8,656,188	$3,974,892	$72,547,035	$2,226,558
Dividends reinvested	—	12,295	284,979	—
Value of shares redeemed	(1,201,563)	(48)	(1,337,926)	—

Class A Shares capital transactions	7,454,625	3,987,139	71,494,088	2,226,558

Class C Shares
Proceeds from shares issued	921,454	375,970	15,016,865	—
Dividends reinvested	—	1,112	97,620	—
Value of shares redeemed	(110,958)	(17,217)	(156,985)	—

Class C Shares capital transactions	810,496	359,865	14,957,500	—

Class I Shares
Proceeds from shares issued	41,621,643	127,085,250	127,848,453	39,536,400
Dividends reinvested	—	266,137	685,755	15,004
Value of shares redeemed	(32,947,036)	(20,409,676)	(18,550,607)	(1,578,903)

Class I Shares capital transactions	8,674,607	106,941,711	109,983,601	37,972,501

Change in Net Assets resulting from capital transactions	$16,939,728	$111,288,715	$196,435,189	$40,199,059

Share Transactions:
Class A Shares
Issued	829,955	394,462	6,307,627	221,993
Reinvested	—	1,211	24,891	—
Redeemed	(118,421)	(5)	(116,113)	—

Change in Class A Shares	711,534	395,668	6,216,405	221,993

Class C Shares
Issued	87,899	37,384	1,321,549	—
Reinvested	—	110	8,520	—
Redeemed	(11,206)	(1,720)	(13,609)	—

Change in Class C Shares	76,693	35,774	1,316,460	—

Class I Shares
Issued	4,003,375	12,644,941	11,452,944	3,968,359
Reinvested	—	26,220	59,880	1,522
Redeemed	(3,172,843)	(2,020,959)	(1,649,795)	(158,483)

Change in Class I Shares	830,532	10,650,202	9,863,029	3,811,398

(1)	Commencement of operations

See accompanying notes to financial statements.

SALIENT MF TRUST

Statements of Changes in Net Assets, continued

	Alternative Beta Fund (Consolidated)	Trend Fund (Consolidated)
	For the period February 28, 2013(1) through June 30, 2013 (Unaudited)	For the period January 2, 2013(1) through June 30, 2013 (Unaudited)
Operations:
Net investment income (loss), net of income taxes	$(139,570)	$(251,182)
Net realized gain (loss) on investments, net of income taxes	(2,581,691)	965,617
Change in unrealized appreciation/depreciation on investments, net of income taxes	1,266,405	249,444

Change in Net Assets resulting from operations	(1,454,856)	963,879

Change in Net Assets resulting from capital transactions	39,708,517	57,304,439

Change in Net Assets	38,253,661	58,268,318
Net Assets:
Beginning of period	—	—

End of period	$38,253,661	$58,268,318

Accumulated net investment income ( loss)	$(139,570)	$(251,182)

Capital Transactions:
Class A Shares
Proceeds from shares issued	$2,500	$72,563
Value of shares redeemed	—	(2,303)

Class A Shares capital transactions	2,500	70,260

Class C Shares
Proceeds from shares issued	2,500	23,100

Class C Shares capital transactions	2,500	23,100

Class I Shares
Proceeds from shares issued	40,285,137	58,367,309
Value of shares redeemed	(581,620)	(1,156,230)

Class I Shares capital transactions	39,703,517	57,211,079

Change in Net Assets resulting from capital transactions	$39,708,517	$57,304,439

Share Transactions:
Class A Shares
Issued	241	6,558
Redeemed	—	(199)

Change in Class A Shares	241	6,359

Class C Shares
Issued	241	2,091

Change in Class C Shares	241	2,091

Class I Shares
Issued	4,031,648	5,502,996
Redeemed	(58,662)	(104,570)

Change in Class I Shares	3,972,986	5,398,426

(1)	Commencement of operations

See accompanying notes to financial statements.

SALIENT MF TRUST

Statement of Changes in Net Assets

Global Equity Fund
For the period January 3, 2013(1) through June 30, 2013 (Unaudited)
Operations:
Net investment income (loss), net of income taxes	$371,781
Net realized gain (loss) on investments, net of income taxes	265,640
Change in unrealized appreciation/depreciation on investments, net of income taxes	199,351

Change in Net Assets resulting from operations	836,772

Change in Net Assets resulting from capital transactions	50,301,253

Change in Net Assets	51,138,025
Net Assets:
Beginning of period	—
End of period	$51,138,025

Accumulated net investment income ( loss)	$371,781

Capital Transactions:
Class A Shares
Proceeds from shares issued	$840,513
Value of shares redeemed	(323,547)

Class A Shares capital transactions	516,966

Class C Shares
Proceeds from shares issued	421,566

Class C Shares capital transactions	421,566

Class I Shares
Proceeds from shares issued	58,645,251
Value of shares redeemed	(9,282,530)

Class I Shares capital transactions	49,362,721

Change in Net Assets resulting from capital transactions	$50,301,253

Share Transactions:
Class A Shares
Issued	81,389
Redeemed	(31,545)

Change in Class A Shares	49,844

Class C Shares
Issued	41,127

Change in Class C Shares	41,127

Class I Shares
Issued	5,786,004
Redeemed	(895,865)

Change in Class I Shares	4,890,139

(1)	Commencement of operations

See accompanying notes to financial statements.

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions to Shareholders From							Ratios to Average Net Assets
	Net Asset Value Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on investments	Total from Investment Activities	Net Investment Income	Return of Capital	Net Realized Gain on Investments	Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets at End of Period (000s)	Gross Expenses(c)	Net Expenses(c)		Net Expenses Excluding Income Taxes(c)		Net Investment Income (Loss)(c)	Portfolio Turnover(d)
Risk Parity Fund (Consolidated)
Class A
Six months ended June 30, 2013 (Unaudited)	$10.16	(0.07)	(1.04)	(1.11)	—	—	—	—	$9.05	(10.93)%	$10,021	1.92%	1.62%		1.62%		(1.45)%	—
Period ended December 31, 2012(e)	$9.94	(0.07)	0.32	0.25	—	—	(0.03)	(0.03)	$10.16	2.53%	$4,018	1.92%	1.61%		1.61%		(1.59)%	—
Class C
Six months ended June 30, 2013 (Unaudited)	$10.13	(0.11)	(1.02)	(1.13)	—	—	—	—	$9.00	(11.15)%	$1,012	2.66%	2.37%		2.37%		(2.20)%	—
Period ended December 31, 2012(f)	$10.12	(0.09)	0.13	0.04	—	—	(0.03)	(0.03)	$10.13	0.41%	$363	2.67%	2.36%		2.36%		(2.34)%	—
Class I
Six months ended June 30, 2013 (Unaudited)	$10.16	(0.06)	(1.04)	(1.10)	—	—	—	—	$9.06	(10.83)%	$104,058	1.67%	1.37%		1.37%		(1.20)%	—
Period ended December 31, 2012(g)	$10.00	(0.06)	0.25	0.19	—	—	(0.03)	(0.03)	$10.16	1.91%	$108,199	1.67%	1.36%		1.36%		(1.34)%	—
MLP Fund (Consolidated)
Class A
Six months ended June 30, 2013 (Unaudited)	$10.02	(0.02)	1.81	1.79	(0.23)	—	—	(0.23)	$11.58	18.11%	$74,538	4.69%	4.46%		1.60%		(0.58)%	12%
Period ended December 31, 2012(h)	$10.09	— (m)	(0.07)	(0.07)	—	—	—	—	$10.02	(0.69)%	$2,225	6.52%	1.82%		1.60	%(n)	(0.13)%	15%
Class C
Period ended June 30, 2013 (Unaudited)(i)	$10.40	(0.07)	1.43	1.36	(0.22)	—	—	(0.22)	$11.54	13.15%	$15,190	5.43%	5.20%		2.34%		(1.32)%	12%
Class I
Six months ended June 30, 2013 (Unaudited)	$10.02	(0.02)	1.82	1.80	(0.26)		—	(0.26)	$11.56	18.16%	$158,087	4.44%	4.21%		1.35%		(0.34)%	12%
Period ended December 31, 2012(j)	$10.00	— (m)	0.14	0.14	— (m)	(0.12)	—	(0.12)	$10.02	1.47%	$38,190	6.27%	1.57%		1.35	%(n)	0.12%	15%
Alternative Beta Fund (Consolidated)
Class A
Period ended June 30, 2013 (Unaudited)(k)	$10.37	(0.05)	(0.70)	(0.75)	—	—	—	—	$9.62	(7.23)%	$2	2.47%	1.69	%(l)	1.69	%(l)	(1.57)%	—
Class C
Period ended June 30, 2013 (Unaudited)(k)	$10.37	(0.07)	(0.70)	(0.77)	—	—	—	—	$9.60	(7.43)%	$2	3.23%	2.44	%(l)	2.44	%(l)	(2.32)%	—
Class I
Period ended June 30, 2013 (Unaudited)(l)	$10.00	(0.04)	(0.33)	(0.37)	—	—	—	—	$9.63	(3.70)%	$38,249	2.22%	1.44	%(l)	1.44	%(l)	(1.32)%	—

(a)	Calculated based on average shares outstanding.
(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(c)	Annualized for periods less than one year.
(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. It is not annualized for periods less than one year.
(e)	Commenced operations on November 15, 2012.
(f)	Commenced operations on October 1, 2012.
(g)	Commenced operations on July 12, 2012.
(h)	Commenced operations on December 21, 2012.
(i)	Commenced operations on January 8, 2013.
(j)	Commenced operations on September 21, 2012.
(k)	Commenced operations on March 28, 2013.
(l)	Commenced operations on February 28, 2013.
(m)	Represents less than $0.005 or $(0.005).
(n)	The amount includes an investment adviser waiver representing 4.70% to the expense ratio. Without this waiver, the expense ratio would be higher.

See accompanying notes to financial statements.

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities						Ratios to Average Net Assets
	Net Asset Value Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on investments	Total from Investment Activities	Net Asset Value, End of Period	Total Return(b)	Net Assets at End of Period (000s)	Gross Expenses(c)	Net Expenses(c)	Net Expenses Excluding Income Taxes(c)	Net Investment Income (Loss)(c)	Portfolio Turnover(d)
Trend Fund (Consolidated)
Class A
Period ended June 30, 2013 (Unaudited)(e)	$10.64	(0.08)	0.21	0.13	$10.77	1.22%	$68	2.60%	1.68%	1.68%	(1.54)%	—
Class C
Period ended June 30, 2013 (Unaudited)(e)	$10.64	(0.10)	0.21	0.11	$10.75	1.03%	$22	3.35%	2.43%	2.43%	(2.28)%	—
Class I
Period ended June 30, 2013 (Unaudited)(f)	$10.00	(0.07)	0.85	0.78	$10.78	7.80%	$58,177	2.35%	1.43%	1.43%	(1.28)%	—
Global Equity Fund
Class A
Period ended June 30, 2013 (Unaudited)(g)	$10.33	0.08	(0.15)	(0.07)	$10.26	(0.68)%	$511	2.68%	1.85%	1.85%	1.49%	70%
Class C
Period ended June 30, 2013 (Unaudited)(g)	$10.33	0.05	(0.16)	(0.11)	$10.22	(1.06)%	$420	3.43%	2.60%	2.60%	0.74%	70%
Class I
Period ended June 30, 2013 (Unaudited)(h)	$10.00	0.09	0.18	0.27	$10.27	2.70%	$50,206	2.43%	1.60%	1.60%	1.74%	70%

(a)	Calculated based on average shares outstanding.
(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(c)	Annualized for periods less than one year.
(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. It is not annualized for periods less than one year.
(e)	Commenced operations on March 28, 2013.
(f)	Commenced operations on January 2, 2013.
(g)	Commenced operations on February 4, 2013.
(h)	Commenced operations on January 3, 2013.

See accompanying notes to financial statements.

SALIENT MF TRUST

Notes to Financial Statements

June 30, 2013

(Unaudited)

(1) ORGANIZATION

Salient MF Trust (the “Trust”) was organized on November 15, 2011 as a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of June 30, 2013, the Trust is comprised of five funds. The accompanying financial statements are presented for the following funds (individually a “Fund” and collectively the “Funds”):

Fund	Short Name	Commencement of Operations
Salient Risk Parity Fund	Risk Parity Fund	July 9, 2012
Salient MLP & Energy Infrastructure Fund II	MLP Fund	September 19, 2012
Salient Alternative Beta Fund	Alternative Beta Fund	February 28, 2013
Salient Trend Fund (formerly Salient Pure Trend Fund)	Trend Fund	January 2, 2013
Salient Global Equity Fund	Global Equity Fund	January 3, 2013

The Risk Parity Fund, the MLP Fund, the Alternative Beta Fund and the Trend Fund are classified as non-diversified under the 1940 Act. The Global Equity Fund is classified as diversified under the 1940 Act. The Funds are authorized to issue an unlimited number of shares of beneficial interest (“Shares”) with no par value. The Funds offer three classes of shares: Class A Shares, Class C Shares, and Class I Shares. Each class of Shares are identical except as to sales charges, distribution and other expenses borne by each class, voting rights on matters affecting a single class of Shares, and the exchange privilege of each class of Shares. Class A Shares have a maximum sales charge of 5.50% as a percentage of the offering price on investments of less than $1 million (no sales charge for investments of $1 million or more). Class A Shares and Class C Shares are subject to a maximum contingent deferred sales charge of 1.00% if redeemed less than one year after purchase. Class C Shares are offered without any front-end sales charge. No sales charges are assessed with respect to Class I Shares of the Funds.

The Risk Parity Fund’s investment objective is to seek long term capital appreciation by allocating capital across a broad set of asset classes in which Salient Adviser (as defined below) seeks to balance the sources of portfolio risk, as measured by contribution to total volatility. The MLP Fund’s investment objective is to provide a high level of total return with an emphasis on making quarterly cash distributions to its shareholders. The Alternative Beta Fund’s and the Trend Fund’s investment objectives are to seek long term capital appreciation with low correlation to traditional core equity and bond market exposures. The Global Equity Fund’s investment objective is to seek long term capital appreciation. The board of trustees (each member thereof a “Trustee” and, collectively, the “Board”) is authorized to engage an investment adviser, and pursuant to an investment management agreement (the “Investment Management Agreement”), it has selected Salient Advisors, LP (“Salient Adviser”) for the Risk Parity Fund, Alternative Beta Fund, Trend Fund and Global Equity Fund and Salient Capital Advisors, LLC (“SCA”) for the MLP Fund to manage each Fund’s portfolio and operations. Salient Adviser is a Texas limited partnership that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and the Commodities Futures Trading Commission (the “CFTC”) as a commodity pool operator and commodities trading advisor and is a member of the National Futures Association. SCA is a Texas limited liability company that is registered as an investment adviser under the Advisers Act. Under the Investment Management Agreement, each Salient Adviser and SCA is responsible for the establishment of an investment committee (the “Investment Committee”), which is responsible for developing, implementing, and supervising the Funds’ investment programs subject to the ultimate supervision of the Board.

SALIENT MF TRUST

Notes to Financial Statements, continued

June 30, 2013

(Unaudited)

Under the Funds’ organizational documents, the Funds’ Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In the normal course of business, the Funds enter into contracts with service providers, which also provide for indemnifications by the Funds. The Funds’ maximum exposure under these arrangements is unknown as this would involve any future potential claims that may be made against the Funds. However, based on experience, management expects that risk of loss to be remote.

Salient Risk Parity Offshore Fund, Ltd. (the “Risk Parity Subsidiary”), is a company limited by shares organized under the laws of the Cayman Islands. The Risk Parity Subsidiary is wholly-owned by the Risk Parity Fund, and is therefore consolidated in the Risk Parity Fund’s consolidated financial statements. The Risk Parity Subsidiary was formed on July 13, 2012, and has been consolidated since its formation. The Risk Parity Fund invests in the Risk Parity Subsidiary in order to gain additional exposure to certain derivatives trading within the limitations of the federal tax law requirements applicable to regulated investment companies (“RIC”). Where the context requires, the “Risk Parity Fund” includes both the Risk Parity Fund and the Risk Parity Subsidiary.

The MLP Fund may invest up to 25% of its total assets in Salient MLP & Energy Infrastructure Fund II, Inc. (the “MLP Subsidiary”). The MLP Subsidiary, which is wholly-owned by the MLP Fund, and therefore consolidated in the MLP Fund’s consolidated financial statements, is organized under the laws of the state of Delaware and for federal income tax purposes as a Subchapter “C” corporation. The MLP Subsidiary was formed on September 19, 2012, and has been consolidated since its formation. The MLP Fund invests in the MLP Subsidiary in order to gain additional exposure to equity or debt securities of various master limited partnerships. Where the context requires, the “MLP Fund” includes both the MLP Fund and the MLP Subsidiary.

Salient Alternative Beta Offshore Fund, Ltd. (the “Alternative Beta Subsidiary”), is a company limited by shares organized under the laws of the Cayman Islands. The Alternative Beta Subsidiary is wholly-owned by the Alternative Beta Fund, and is therefore consolidated in the Alternative Beta Fund’s consolidated financial statements. The Alternative Beta Subsidiary was formed on August 16, 2012, and has been consolidated since commencement of operations of the Alternative Beta Fund. The Alternative Beta Fund invests in the Alternative Beta Subsidiary in order to gain additional exposure to certain derivatives trading within the limitations of the federal tax law requirements applicable to RICs. Where the context requires, the “Alternative Beta Fund” includes both the Alternative Beta Fund and the Alternative Beta Subsidiary.

Salient Trend Offshore Fund, Ltd. (formerly Salient Pure Trend Offshore Fund, Ltd.) (the “Trend Subsidiary”), is a company limited by shares organized under the laws of the Cayman Islands. The Trend Subsidiary is wholly-owned by the Trend Fund, and is therefore consolidated in the Trend Fund’s consolidated financial statements. The Trend Subsidiary was formed on August 16, 2012, and has been consolidated since commencement of operations of the Trend Fund. The Trend Fund invests in the Trend Subsidiary in order to gain additional exposure to certain derivatives trading within the limitations of the federal tax law requirements applicable to RICs. Where the context requires, the “Trend Fund” includes both the Trend Fund and the Trend Subsidiary.

The Global Equity Fund is not invested in a wholly-owned subsidiary and is presented on an individual fund basis. For convenience, reference to financial statements shall include those consolidated and on an individual fund basis, as the context requires.

SALIENT MF TRUST

Notes to Financial Statements, continued

June 30, 2013

(Unaudited)

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICES

(a) BASIS OF ACCOUNTING

The accounting and reporting policies of the Funds conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The accompanying financial statements reflect the financial positions of the Risk Parity Fund and the Risk Parity Subsidiary, and the MLP Fund and the MLP Subsidiary, the Alternative Beta Fund and the Alternative Beta Subsidiary, the Trend Fund and the Trend Subsidiary and the results of their operations, each on a consolidated basis. All intercompany accounts and transactions have been eliminated in consolidation. The Global Equity Fund is presented on an individual fund basis.

(b) CASH EQUIVALENTS

The Funds consider all unpledged temporary cash investments with a maturity date at the time of purchase of three months or less to be cash equivalents.

(c) PORTFOLIO SECURITIES TRANSACTIONS

Security transactions are accounted for on a trade date basis. Realized gains and losses are reported using the specific identification cost basis.

(d) VALUATION OF INVESTMENTS

The Funds record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

The Board has formed a valuation committee (the “Board Valuation Committee”) that is responsible for overseeing the Funds’ valuation policies, making recommendations to the Board on valuation-related matters, and overseeing implementation by Salient Adviser and SCA of the Funds’ valuation policies.

The Board has authorized Salient Adviser and SCA to each establish a valuation committee (the “Adviser Valuation Committee”), which includes representatives from each Fund’s investment adviser. The Adviser Valuation Committee’s function, subject to the oversight of the Board Valuation Committee and the Board, is generally to review valuation methodologies, valuation determinations, and any information provided to the Adviser Valuation Committee by Salient Adviser, SCA, or Citi Fund Services Ohio, Inc., the Funds’ independent administrator (“Administrator”).

Investments held by the Funds are valued as follows:

•

SECURITIES LISTED ON A SECURITIES EXCHANGE OR OVER-THE-COUNTER EXCHANGES—In general, the Funds value these securities at their last sales price on the exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Funds use the price from the exchange that it considers to be the principal exchange on which the security is traded. If there have been no sales for that day on the exchange where the security is principally traded, then the price of the security will be valued at the mean between the closing “bid” and “ask” prices on the valuation day. Securities listed on the NASDAQ National Market System (“NASDAQ”) will be valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price.

SALIENT MF TRUST

Notes to Financial Statements, continued

June 30, 2013

(Unaudited)

As of the close of regular trading on the New York Stock Exchange (the “NYSE”), securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price if held long, or at the last-reported ask price if held short. If a security’s price is available from more than one exchange, the Funds use the exchange that is the primary market for the security. Such securities are generally categorized as Level 1 in the fair value hierarchy. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Fund’s shares, and the Fund may determine that certain closing prices do not reflect the fair value of the security. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If a Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but a Fund is open. For foreign equity securities and foreign equity futures contracts, each Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices, and when so adjusted, such securities and futures contracts are generally categorized as Level 2 in the fair value hierarchy.

•

PUBLICLY—traded equity securities acquired in a direct placement transaction may be subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible or otherwise will become freely tradable will be valued based on the market value of the freely tradable security less an applicable restriction discount. Generally, the discount will initially be equal to the discount at which the Fund purchased the securities and thereafter will be periodically reassessed and likely reduced over the anticipated restricted period. Equity securities are typically categorized as Level 1 or 2 in the fair value hierarchy based on the level of inputs utilized in determining the value of such securities.

•

DERIVATIVES—Exchange traded futures contracts are valued using quoted final settlement prices from the national exchange on which they are principally traded and are typically categorized as Level 1 in the fair value hierarchy. If no such price is reported by such exchange on the valuation date, the Adviser Valuation Committee will determine the fair value in good faith using information that is available at such time. Such fair valued investments are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

Forward foreign currency exchange contracts are valued at the current day’s interpolated foreign exchange rate, which is calculated using the current day’s spot rate, and the 30 to 720 day forward rates converted to U.S. dollars at the exchange rate of such currencies on the date of valuation. Such valuations are provided by a pricing service approved by the Board, and are typically categorized as Level 2 in the fair value hierarchy.

Non exchange-traded derivatives, such as swap agreements, are valued based on procedures approved by the Board and are typically categorized as Level 2 in the fair value hierarchy. Total return swap agreements are valued at their last sale price on the over-the-counter market on the valuation date. If no such price is reported by such over-the-counter market on the valuation date,

SALIENT MF TRUST

Notes to Financial Statements, continued

June 30, 2013

(Unaudited)

the Advisor Valuation Committee will determine the fair value in good faith using information that is available at such time. Such fair valued investments are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

•

SECURITIES NOT ACTIVELY TRADED—The value of securities, derivatives or synthetic securities that are not actively traded on an exchange shall be determined by obtaining quotes from brokers that normally deal in such securities or by an unaffiliated pricing service that may use actual trade data or procedures using market indices, matrices, yield curves, specific trading characteristics of certain groups of securities, pricing models or a combination of these procedures. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy. Securities for which independent pricing services are not available are valued pursuant to the fair valuation procedures approved by the Board and are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

(e) FOREIGN CURRENCY

The accounting records of the Funds are maintained in U.S. dollars. Investments denominated in a foreign currency, if any, are translated into U.S. dollar amounts at current exchange rates on the date of valuation. Purchases and sales of investments denominated in foreign currencies are translated into U.S. dollar amounts at the exchange rate on the respective dates of such transactions.

(f) MASTER LIMITED PARTNERSHIPS

Entities commonly referred to as Master Limited Partnerships (“MLPs”) are generally organized under state law as limited partnerships or limited liability companies. The MLP Fund and the MLP Subsidiary invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986, as amended (the “Code”), and whose interest or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real property rents, gains on dispositions of real property, income and gains from mineral or natural resources activities, income and gains from the transportation or storage of certain fuels, and, in certain circumstances, income and gains from commodities or futures, forwards and options on commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership or limited liability company. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLP Fund’s investments in MLPs consist only of limited partner or member interests ownership. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

(g) RESTRICTED AND ILLIQUID SECURITIES

The MLP Fund may invest up to 15% of its total assets in unregistered or otherwise restricted securities. A restricted security is a security which has been purchased through a private offering and cannot be resold to the

SALIENT MF TRUST

Notes to Financial Statements, continued

June 30, 2013

(Unaudited)

general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Illiquid securities are securities that cannot be sold or disposed of within a reasonable amount of time in the ordinary course of business. Certain restricted securities may be resold in transactions exempt from registration, normally to qualified institutional buyers, and may be deemed liquid by the Adviser based on procedures approved by the Board. Therefore, not all restricted securities are considered illiquid.

Investments in private placement securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board. Such fair value procedures may consider among other factors discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating, and an analysis of the issuer’s financial statements and reports. If events occur that affect the value of the MLP Fund’s securities before the net asset value has been calculated, the securities so affected will generally be priced using fair value procedures.

The restricted securities held at June 30, 2013 are identified below and are also presented in the MLP Fund’s Consolidated Schedule of Investments.

Fund	Security	% of Net Assets	Acquisition Date	Acquisition Cost	Shares/Units	Fair Value
MLP Fund	NGL Energy Partners, L.P.	1.8%	6/24/13	$4,275,760	152,000	$4,435,360

(h) INVESTMENT INCOME

Interest income is recognized on the accrual basis. Distributions are recorded on the ex-dividend date. Distributions received from a fund’s investments in MLPs generally are composed of ordinary income, capital gains and return of capital from the MLPs.

(i) USE OF ESTIMATES

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences may be significant.

(j) DERIVATIVE INSTRUMENTS

All open derivative positions at period-end are reflected in the Funds’ Schedules of Investments. The following is a description of the derivative instruments the Funds utilize, including the primary underlying risk exposures related to each instrument type.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS—The Alternative Beta Fund enters into forward foreign currency exchange contracts in connection with its investment objective in order to gain exposure to a variety of non-traditional risk premiums. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund remains subject to credit risk

SALIENT MF TRUST

Notes to Financial Statements, continued

June 30, 2013

(Unaudited)

with respect to the amount it expects to receive from counterparties. However, the Fund has sought to mitigate these risks by generally requiring the posting of collateral at prearranged exposure levels to cover its exposure to the counterparty.

FUTURES CONTRACTS—The Risk Parity Fund, the Alternative Beta Fund, the Trend Fund and the Global Equity Fund invest in futures contracts to gain exposure to, or hedge against, changes in the value of equities, commodities, interest rates or foreign currencies, or to gain exposure to momentum, which is defined as the continuation of recent price trends, across a variety of global markets and asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). A portion of the initial margin is restricted as to its use. Subsequent payments, known as “variation margin,” are made or received by the Funds, depending on the fluctuations in the value of the underlying security. The underlying security is not physically delivered. The Funds recognize a gain or loss equal to the variation margin. Should market conditions move unexpectedly, the Funds may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures transactions involves, to varying degrees, elements of market risk (generally equity price risk related to stock index or equity futures contracts, interest rate risk related to bond futures contracts, and commodity price risk related to commodity futures contracts) and exposure to loss. The face or contract amount reflects the extent of the total exposure the Funds have in the particular classes of instruments. Among other risks, the use of futures contracts may cause the Funds to have imperfect correlation due to differences between movements in the price of the futures contracts and the market value of the underlying securities. With futures contracts, there is minimal counterparty risk to the Funds since the futures contracts are exchange-traded and the exchange’s clearinghouse, as the counterparty to all exchange-traded futures, guarantees the futures against default.

SWAP AGREEMENTS—The Alternative Beta Fund invests in swap agreements in connection with its investment objective in order to gain exposure to a variety of non-traditional risk premiums. At June 30, 2013, the Alternative Beta Fund is invested in total return swaps. A total return swap is a bilateral financial contract agreement where one party (the payer) agrees to pay the other (the receiver) the total return on a specified asset or index in exchange for a fixed or floating rate of return. A total return swap allows the receiver or payer to derive the economic benefit of owning or having short exposure to an asset without owning or shorting the underlying asset directly. The receiver is entitled to the amount, if any, by which the notional amount of the total return swap agreement would have increased in value had it been invested in the particular instruments, plus an amount equal to any dividends or interest that would have been received on those instruments. In return, the payer is entitled to an amount equal to a fixed or floating rate of interest (e.g., a LIBOR based rate) on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such instruments, less any dividends or interest. The amounts to which each party is entitled are normally netted against each other at periodic settlement dates, resulting in a single amount that is either due to or from each party. Total return swaps are subject to counterparty risk, market risk and interest rate risk. Total return swaps utilized by the Alternative Beta Fund may not perform as expected. Risks may arise as a result of the failure of the counterparty to perform under the agreement. The loss incurred by the failure of a counterparty is generally limited to the market value and premium amounts recorded. The Alternative Beta Fund considers the creditworthiness of each counterparty to a swap agreement in evaluating potential credit risk. Additionally, risks may arise from the unanticipated movements in interest rates. The Alternative Beta Fund may use various techniques to minimize credit risk including early termination or periodic reset and payment. Collateral, in the form of cash, is held in broker segregated accounts for total return swaps.

SALIENT MF TRUST

Notes to Financial Statements, continued

June 30, 2013

(Unaudited)

The following is a summary of the fair value of derivative instruments held directly by the Funds as of June 30, 2013, and where such derivatives are recorded:

	Assets			Liabilities
Fund	Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	Variation Margin on Futures Contracts^	Unrealized Gain on Swap Agreements	Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	Variation Margin on Futures Contracts^
Commodity Risk Exposure:
Risk Parity Fund	$—	$374,221	$—	$—	$3,953,370
Alternative Beta Fund	—	1,161,726	—	—	1,166,136
Trend Fund	—	3,858,957	—	—	3,201,857
Equity Risk Exposure:
Risk Parity Fund	—	1,482,650	—	—	2,603,241
Alternative Beta Fund	—	1,991,275	429,949	—	918,711
Trend Fund	—	785,001	—	—	1,542,932
Foreign Exchange Rate Risk Exposure:
Alternative Beta Fund	372,527	—	—	696,023	—
Interest Rate Risk Exposure:
Risk Parity Fund	—	5,130	—	—	8,757,483
Alternative Beta Fund	—	72,937	—	—	144
Trend Fund	—	361,413	—	—	578

^

Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedules of Investments. Only current outstanding variation margin is reported in the Statements of Assets and Liabilities.

The following is a summary of the effect of derivative instruments on the Statements of Operations for the periods ended June 30, 2013:

	Realized Gain (Loss) on Derivatives Recognized as a Result from Operations			Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result from Operations
Fund	Net Realized Gains (Losses) from Forward Foreign Currency Exchange Contracts	Net Realized Gains (Losses) from Futures Contracts	Net Realized Gains (Losses) from Swap Agreements	Change in Unrealized Appreciation/ Depreciation on Derivatives
Commodity Risk Exposure:
Risk Parity Fund	$—	$(3,777,206)	$—	$(2,187,486)
Alternative Beta Fund	—	606,656	—	(4,410)
Trend Fund	—	2,400,450	—	657,098
Equity Risk Exposure:
Risk Parity Fund	—	5,713,035	—	(2,453,632)
Alternative Beta Fund	—	(2,474,462)	362,403	1,072,565
Trend Fund	—	1,485,787	—	(757,930)
Global Equity Fund	—	380,786	—	—
Foreign Exchange Rate Risk Exposure:
Alternative Beta Fund	(644,138)	—	—	(323,496)
Global Equity Fund	1,472	—	—	—
Interest Rate Risk
Risk Parity Fund	—	(2,463,238)	—	(8,303,605)
Alternative Beta Fund	—	(433,403)	—	72,792
Trend Fund	—	(2,940,452)	—	360,836

SALIENT MF TRUST

Notes to Financial Statements, continued

June 30, 2013

(Unaudited)

Effective January 1, 2013 the Funds adopted Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”), which was subsequently clarified by ASU No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” (“ASU 2013-01”) which amended Accounting Standards Codification Subtopic 210-20, Balance Sheet Offsetting. ASU 2011-11 requires an entity to disclose information about offsetting and related arrangements to enable users of that entity’s financial statements to understand the effect of those arrangements on its financial position. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2013-01 clarifies the scope of ASU 2011-11 as applying to derivatives accounted for in accordance with Topic 815, Derivatives and Hedging, including bifurcated embedded derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions that are offset either in accordance with other requirements of GAAP or subject to an enforceable master netting arrangement or similar agreement. The guidance in ASU 2013-01 and ASU 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013, with retrospective disclosure required for comparative periods presented.

The following table provides additional disclosures regarding the offsetting of derivative assets presented in the Statements of Assets and Liabilities:

	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets presented in the Statement of Assets and Liabilities^	Gross Amounts Not Offset in the Statement of Assets and Liabilities			Net Amount
				Financial Instruments		Cash Collateral Received
Risk Parity Fund
Futures Contracts*
Risk Parity Fund	$1,018,642	$—	$1,018,642		$—	$—	$1,018,642
Risk Parity Subsidiary	233,845	—	233,845		—	—	233,845

Total futures contracts	$1,252,487	$—	$1,252,487		$—	$—	$1,252,487

Alternative Beta Fund
Futures Contracts*
Alternative Beta Fund	$505,835	$—	$505,835		$—	$—	$505,835
Alternative Beta Subsidiary	213,200	—	213,200		—	—	213,200

Total futures contracts	$719,035	$—	$719,035		$—	$—	$719,035

Swap Agreements
Alternative Beta Fund	$429,949	$—	$429,949		$—	$—	$429,949
Alternative Beta Subsidiary	—	—	—		—	—	—

Total swap agreements	$429,949	$—	$429,949	$		$—	$429,949

SALIENT MF TRUST

Notes to Financial Statements, continued

June 30, 2013

(Unaudited)

	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets presented in the Statement of Assets and Liabilities^	Gross Amounts Not Offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Received
Forward Foreign Currency Exchange Contracts
Alternative Beta Fund	$372,527	$—	$372,527	$—	$—	$372,527
Alternative Beta Subsidiary	—	—	—	—	—	—

Total forward foreign currency exchange contracts	$372,527	$—	$372,527	$—	$—	$372,527

Trend Fund
Futures Contracts*
Trend Fund	$491,145	$—	$491,145	$—	$—	$491,145
Trend Subsidiary	726,741	—	726,741	—		726,741

Total futures contracts	$1,217,886	$—	$1,217,886	$—	$—	$1,217,886

*	Reflects current day’s variation margin as reported in the Statements of Assets and Liabilities.
^

Amounts for futures contracts, swap agreements and forward foreign currency contracts are reflected on the Statements of Assets and Liabilities as Variation Margin on Futures Contracts, Unrealized Gain on Swap Agreements and Unrealized Appreciation on Forward Foreign Currency Exchange Contracts, respectively.

The following table provides additional disclosures regarding the offsetting of derivative liabilities presented in the Statements of Assets and Liabilities:

	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Gross Amounts Not Offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Pledged
Risk Parity Fund
Futures Contracts*
Risk Parity Fund	$617,186	$—	$617,186	$—	$617,186	$—
Risk Parity Subsidiary	920,357	—	920,357	—	920,357	—

Total futures contracts	$1,537,543	$—	$1,537,543	$—	$1,537,543	$—

Alternative Beta Fund
Futures Contracts*
Alternative Beta Fund	$317,266	$—	$317,266	$—	$317,266	$—
Alternative Beta Subsidiary	293,020	—	293,020	—	293,020	—

Total futures contracts	$610,286	$—	$610,286	$—	$610,286	$—

SALIENT MF TRUST

Notes to Financial Statements, continued

June 30, 2013

(Unaudited)

	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Gross Amounts Not Offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Pledged
Swap Agreements
Alternative Beta Fund	$—	$—	$—	$—	$—	$—
Alternative Beta Subsidiary	—	—	—	—	—	—

Total swap agreements	$—	$—	$—	$—	$—	$—

Forward Foreign Currency Exchange Contracts
Alternative Beta Fund	$696,023	$—	$696,023	$—	$696,023	$—
Alternative Beta Subsidiary	—	—	—	—	—	—

Total forward foreign currency exchange contracts	$696,023	$—	$696,023	$—	$696,023	$—

Trend Fund
Futures Contracts*
Trend Fund	$392,056	$—	$392,056	$—	$392,056	$—
Trend Subsidiary	797,982	—	797,982	—	797,982	—

Total futures contracts	$1,190,038	$—	$1,190,038	$—	$1,190,038	$—

*	Reflects current day’s variation margin as reported in the Statements of Assets and Liabilities.
^

Amounts for futures contracts, swap agreements and forward foreign currency contracts are reflected on the Statements of Assets and Liabilities as Variation Margin on Futures Contracts, Unrealized Loss on Swap Agreements and Unrealized Depreciation on Forward Foreign Currency Exchange Contracts, respectively.

SALIENT MF TRUST

Notes to Financial Statements, continued

June 30, 2013

(Unaudited)

Volume of Derivative Activity

The following is a summary of the average monthly notional value of futures contracts, swap agreements and forward foreign currency exchange contracts purchased and sold by the Funds for the periods ended June 30, 2013, as well as the notional amount of futures contracts, swap agreements and forward foreign currency exchange contracts outstanding as of June 30 2013:

	Average Monthly Notional Value	Notional Value Outstanding at June 30, 2013
Risk Parity Fund
Futures contracts purchased	$553,612,270	$592,222,018
Futures contracts sold	15,649,157	7,074,770
Alternative Beta Fund
Futures contracts purchased	$71,959,750	$80,395,312
Futures contracts sold	50,765,401	68,487,429
Total return swap agreements	6,327,625	9,324,810
Forward foreign currency exchange contracts	47,213,825	69,427,747
Trend Fund
Futures contracts purchased	$117,163,447	$116,742,774
Futures contracts sold	76,851,483	105,552,883
Global Equity Fund
Futures contracts purchased	$796,651	$—
Futures contracts sold	2,018,705	—

(k) ORGANIZATION AND OFFERING COSTS

Organization costs associated with the establishment of the Trust were borne by Salient Adviser. Offering costs are amortized to expense over twelve months from the Funds’ commencement of operations on a straight-line basis.

(l) DISTRIBUTIONS TO SHAREHOLDERS

Dividends to shareholders from net investment income, if any, are declared and distributed at least annually. Distributions from net realized capital gains, if any, are distributed annually and may include short-term capital gains. All net short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Funds may also pay, at the end of the calendar year, a special distribution to comply with requirements under the Code.

For the MLP Fund, the character of distributions made during the period from net investment income or net capital gains may differ from its ultimate characterization for federal income tax purposes. For the period ended June 30, 2013, the MLP Fund’s distributions are expected to be comprised of approximately 100% return of capital.

The amount of distributions from net investment income and net realized gains is determined in accordance with federal income tax regulations which may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, differing treatment on certain swap agreements, net operating loss, distribution reclassification, certain

SALIENT MF TRUST

Notes to Financial Statements, continued

June 30, 2013

(Unaudited)

gain/loss and certain distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment: temporary differences (e.g., wash sales and differing treatment on certain swap agreements) do not require a reclassification. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distribution of capital.

(m) RETURN OF CAPITAL ESTIMATES

Distributions received from the MLP Fund’s investments in MLPs generally are comprised of income, capital gains and return of capital. The MLP Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

For the period ended June 30, 2013, the MLP Fund estimated that approximately 96% of the MLP distributions received would be treated as a return of capital. The MLP Fund recorded as return of capital the amount of $1,891,079 of dividends and distributions received from its investments. Net realized gain was increased by $225,582 and change in net unrealized appreciation versus depreciation was increased by $1,665,497 in the accompanying Statements of Operations, attributable to the recording of such distributions as a reduction in the cost basis of investments.

(n) FEDERAL AND OTHER TAXES

The Funds intend to continue to comply with the requirements of the Code applicable to regulated investment companies and to distribute all of their taxable income to shareholders. Also, in order to avoid the payment of any federal excise taxes, the Funds will distribute substantially all of their net investment income and net realized gains on a calendar year basis.

For the current open tax year and for all major jurisdictions, management of the Funds has evaluated the tax positions taken or expected to be taken in the course of preparing their tax returns to determine whether the tax positions will “more-likely-than-not” be sustained by the Funds upon challenge by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold and that would result in a tax benefit or expense to the Funds would be recorded as a tax benefit or expense in the current period. For the period ended June 30, 2013, the Funds did not recognize any amounts for unrecognized tax benefit/expense. A reconciliation of unrecognized tax benefit/expense is not provided herein, as the beginning and ending amounts of unrecognized tax benefit/expense are zero, with no interim additions, reductions or settlements.

The MLP Subsidiary, as a corporation, is obligated to pay federal and state income tax on its taxable income. The MLP Subsidiary invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the MLP Subsidiary includes its allocable share of the MLP’s taxable income in computing its own taxable income. Deferred income taxes reflect (i) taxes on unrealized gains (losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating and capital losses. To the extent the MLP Subsidiary has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation

SALIENT MF TRUST

Notes to Financial Statements, continued

June 30, 2013

(Unaudited)

allowance for deferred tax assets is assessed periodically by the MLP Subsidiary. A valuation allowance will be established if it is more likely than not that some portion or the entire deferred tax asset will not be realized. In the assessment of a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future cash distributions from the MLP Subsidiary’s MLP holdings), the duration of statutory carry forward periods and the associated risk that operating and capital loss carry forwards may expire unused.

For the current open tax year and for all major jurisdictions, management of the MLP Subsidiary has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Furthermore, management of the MLP Subsidiary is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The MLP Subsidiary may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, the MLP Subsidiary may modify its estimates or assumptions regarding the deferred tax liability. The MLP Subsidiary’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense in its Statement of Operations. The current tax year remains open and subject to examination by tax jurisdictions.

The Risk Parity Subsidiary, the Alternative Beta Subsidiary and the Trend Subsidiary (individually a “Subsidiary”, collectively the “Subsidiaries”) are exempted Cayman investment companies for tax purposes. The Subsidiaries have made applications to the Governor-in-Council of the Cayman Islands for, and have received, an undertaking exempting each Subsidiary from all local income, profits and capital gains taxes for a period of 20 years. Currently, no such taxes are levied in the Cayman Islands.

The Risk Parity Subsidiary, the Alternative Beta Subsidiary and the Trend Subsidiary are Controlled Foreign Corporations (“CFCs”) for U.S. income tax purposes, and are therefore not subject to U.S. income tax. However, as wholly-owned CFCs, the Risk Parity Subsidiary’s, the Alternative Beta Subsidiary’s and the Trend Subsidiary’s net income and capital gains to the extent of their earnings and profits, are consolidated into the Risk Parity Fund’s, the Alternative Beta Fund’s and the Trend Fund’s investment companies taxable income, respectively.

For the current open tax year and for all major jurisdictions, management of the Risk Parity Subsidiary, the Alternative Beta Subsidiary and the Trend Subsidiary have concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Management is also not aware of any tax positions for which it is reasonably possible that the total amounts of uncertain unrecognized tax benefits will significantly change in the next twelve months.

(o) CFTC Regulation

With respect to the MLP Fund and the Global Equity Fund, SCA and Salient Adviser, respectively, have claimed an exclusion from the definition of the term “commodity pool operator” under CFTC Regulation 4.5 of the Commodity Exchange Act (“CEA”). As such, the MLP Fund and the Global Equity Fund are not currently subject to registration or regulation as commodity pools under the CEA.

SALIENT MF TRUST

Notes to Financial Statements, continued

June 30, 2013

(Unaudited)

With respect to the Risk Parity Fund, the Alternative Beta Fund and the Trend Fund, Salient Adviser has not renewed a filing under CFTC Regulation 4.5 of the CEA. Salient Adviser meets the definition of a commodity pool operator with respect to these Funds, and each will be subject to regulation by the CFTC as commodity pools upon finalization of CFTC regulation applicable to registered investment companies that do not meet an exclusion from the definition of commodity pool.

(3) FAIR VALUE MEASUREMENTS

The Funds define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions.

The valuation techniques employed by the Funds, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used to determine the fair value of the Funds’ investments are summarized in the three broad levels listed below:

•	Level 1—unadjusted quoted prices in active markets for identical securities

•	Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The Funds disclose transfers between levels based on valuations at the end of the reporting period. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

For the period ended June 30, 2013, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

SALIENT MF TRUST

Notes to Financial Statements, continued

June 30, 2013

(Unaudited)

The following is a summary categorization as of June 30, 2013, of the Funds’ investments based upon the levels of inputs utilized in determining the value of such investments. The breakdown by category of equity securities is disclosed in the Schedules of Investments.

	Level 1		Level 2		Total
Fund Name	Investment Securities	Other Financial Instruments^	Investment Securities	Other Financial Instruments^	Investment Securities	Other Financial Instruments^
Risk Parity Fund
Futures Contracts	$—	$(13,452,093)	$—	$—	$—	$(13,452,093)

Total	$—	$(13,452,093)	$—	$—	$—	$(13,452,093)

MLP Fund
Natural Gas Gathering/Processing	$61,175,476	$—	$4,435,360	$—	$65,610,836	$—
Other Master Limited Partnerships and Related Companies	178,114,066	—	—	—	178,114,066	—

Total	$239,289,542	$—	$4,435,360	$—	$243,724,902	$—

Alternative Beta Fund
Futures Contracts	$—	$1,140,947	$—	$—	$—	$1,140,947
Total Return Swap Agreements	—	—	—	429,949	—	429,949
Forward Foreign Currency Exchange Contracts	—	—	—	(323,496)	—	(323,496)

Total	$—	$1,140,947	$—	$106,453	$—	$1,247,400

Trend Fund
Futures Contracts	$—	$260,004	$—	$—	$—	$260,004

Total	$—	$260,004	$—	$—	$—	$260,004

Global Equity Fund
Common Stocks	$48,405,787	$—	$—	$—	$48,405,787	$—
Exchange Traded Funds	1,604,332	—	—	—	1,604,332	—

Total	$50,010,119	$—	$—	$—	$50,010,119	$—

^

Other financial instruments include any derivative instruments not reflected in the Schedules of Investments as investment securities, such as forward foreign currency exchange contracts, futures contracts and swap agreements. These investments are generally presented in the financial statements at the unrealized gain or loss on the investment.

(4) FEDERAL INCOME TAXES

The tax character of dividends paid to shareholders during the applicable tax year ended in 2012 was as follows:

	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
December 31, 2012
Risk Parity Fund	$98,410	$243,558	$341,968	$—	$341,968
November 30, 2012
MLP Fund	15,004	—	15,004	—	15,004

SALIENT MF TRUST

Notes to Financial Statements, continued

June 30, 2013

(Unaudited)

As of the latest tax year ended, as noted below, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Captial Gains	Distributions Payable	Unrealized Appreciation (Depreciation)	Accumulated Earnings (Deficit)
December 31, 2012
Risk Parity Fund	$3,455,107	$601,579	$—	$(2,718,113)	$1,338,573
November 30, 2012
MLP Fund	90,896	—	209,378	57,293	(61,189)

The differences between book-basis and tax-basis unrealized appreciation/depreciation are primarily due to deferral of losses on wash sales.

The following information is provided on a tax basis as of June 30, 2013:

	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation (Depreciation) Before Taxes	Net Unrealized Appreciation (Depreciation) After Taxes
MLP Fund	$228,438,354	$18,174,660	$(2,888,112)	$15,286,548	$13,469,008
Global Equity Fund	49,893,741	1,887,333	(1,770,955)	116,378	116,378

As of the end of the applicable tax year ended in 2012, the Funds had no net capital loss carryforwards (“CLCFs”).

For the MLP Fund, deferred income taxes of the MLP Subsidiary reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the MLP Subsidiary’s deferred tax assets and liabilities as of June 30, 2013, are as follows:

Deferred tax assets:
Net operating loss carryforward	$12,027
Capital loss carryforward	—

Total deferred tax assets	12,027
Less Deferred tax liabilities:
Unrealized gain on investment securities	(1,832,628)

Total net deferred tax liability	$(1,820,601)

The MLP Fund has net capital loss carry forwards (“CLCFs”) attributable to the MLP Subsidiary as summarized in the table below. CLCFs are available to be carried back up to three years to offset past capital gains or carried forward up to five years to offset future capital gains. The MLP Fund also has net operating loss carry forwards (“NOLs”) attributable to the MLP Subsidiary. NOLs are available to be carried back up to two years to offset past taxable income or carried forward up to 20 years to offset future taxable income.

SALIENT MF TRUST

Notes to Financial Statements, continued

June 30, 2013

(Unaudited)

Fiscal Period Ended Net Operating Loss		Expiration
December 31, 2012	$7,488	December 31, 2032
June 30, 2013	25,920	June 30, 2033

	$33,408

The capital loss for the period September 19, 2012 (commencement of operations) through December 31, 2012 has been estimated based on information currently available. Such estimate is subject to revision upon receipt of the 2012 tax reporting information from the individual MLPs. For corporations, capital losses can only be used to offset capital gains and cannot be used to offset ordinary income. Therefore the use of this capital loss carry forward is dependent upon the MLP Subsidiary generating sufficient net capital gains prior to the expiration of the loss carry forward.

Although the MLP Subsidiary currently has a net deferred tax liability, it periodically reviews the recoverability of its deferred tax assets based on the weight of available evidence. When assessing the recoverability of its deferred tax assets, significant weight is given to the effects of net unrealized appreciation/ depreciation as of June 30, 2013, and the period over which these deferred tax assets can be realized. Based on the MLP Subsidiary’s assessment, it has determined that it is more likely than not that its deferred tax asset will be realized through future taxable income of the appropriate character. Accordingly, no valuation allowance has been established for the MLP Subsidiary’s deferred tax asset. The MLP Subsidiary will continue to assess the need for a valuation allowance in the future.

Total income tax expense (current and deferred) differs from the amount computed by applying the federal statutory income tax rate of 34% to the MLP Subsidiary’s net investment income and realized and unrealized gains (losses) on investments before taxes for the fiscal period ended June 30, 2013, as follows:

	Current	Deferred	Total
Application of statutory income tax rate	$48,545	$1,707,753	$1,756,298
State income taxes, net of federal tax benefit	2,856	100,456	103,312

Total income tax expense	$51,401	$1,808,209	$1,859,610

(5) INVESTMENT TRANSACTIONS

The aggregate cost of security purchases and proceeds from sales of securities (excluding short-term investments) during the periods ended June 30, 2013, were as follows:

	Purchases	Sales
Risk Parity Fund	$—	$—
MLP Fund	213,320,704	14,862,488
Alternative Beta Fund	—	—
Trend Fund	—	—
Global Equity Fund	75,688,956	25,802,078

(6) ADMINISTRATION AGREEMENT

In consideration for administrative, accounting, and recordkeeping services, the Funds will pay the Administrator a monthly administration fee computed at an annual rate of 0.06% on the first $700 million in

SALIENT MF TRUST

Notes to Financial Statements, continued

June 30, 2013

(Unaudited)

aggregate net assets of the Funds, plus 0.055% on the next $300 million in aggregate net assets of the Funds, plus 0.05% on the aggregate net assets of the Funds greater than $1 billion. The minimum annual fee is $65,000 for the first two funds in the Trust, $90,000 for the next two funds in the Trust and $80,000 for the next three funds in the Trust. Each Subsidiary fund is charged a $55,000 per annum fee. Under terms of the agreement, the administration fee is waived for the first four months of each series’ operations. Subsequent to the four month waiver, the administration fee is allocated to the Funds based on month-end net assets. The Administrator also provides the Funds with legal, compliance, custody and other investor-related services. The Funds pay the custodian monthly based on an annual fee of 0.004% on average daily market value, plus transaction costs.

(7) DISTRIBUTION AGREEMENT

Foreside Distribution Services, L.P. (“Foreside”), a wholly-owned subsidiary of Foreside Financial Group LLC, serves the Trust as Distributor (the “Distributor’’). The Trust has adopted a Distribution Plan and Agreement (the “Distribution Plan’’) pursuant to Rule 12b-1 under the 1940 Act.

Each Fund may pay financial intermediaries such as broker-dealers, investment advisors (“Authorized Firms”) and the Distributor up to 0.25% and 1.00%, on an annualized basis, of the average daily net assets attributable to Class A and Class C shares, respectively, as compensation for service and distribution-related activities and/or shareholder services with respect to Class A and Class C shares, respectively.

The Funds pay fees to certain intermediaries or financial institutions for record keeping, sub-accounting services, transfer agency and other administrative services as reflected in the Statements of Operations as “Administrative services fees.”

(8) RELATED PARTY TRANSACTIONS

In consideration of the advisory and other services provided by each investment adviser, under the terms of the Investment Management Agreement between Salient Adviser and the Risk Parity Fund, the Alternative Beta Fund, the Trend Fund, the Global Equity Fund and between SCA and the MLP Fund, each Fund, (except the Global Equity Fund), pays its respective adviser a monthly management fee equal to an annual rate of 0.95% of the Fund’s average daily consolidated net assets. The Global Equity Fund pays its respective adviser a monthly management fee equal to an annual rate of 1.25% of the Fund’s average daily net assets.

Each Fund’s investment adviser (except the Global Equity Fund’s), has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of each Fund to the extent necessary to maintain each Fund’s total operating expenses at 1.55% for Class A, 2.30% for Class C, and 1.30% for Class I shares, excluding certain expenses, such as taxes, brokerage commissions, interest, short dividend expense, acquired fund (MLP Subsidiary, Risk Parity Subsidiary, Alternative Beta Subsidiary or Trend Subsidiary) fees, litigation and extraordinary expenses. The Global Equity Fund’s investment adviser has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund to the extent necessary to maintain Fund’s total operating expenses at 1.85% for Class A, 2.60% for Class C, and 1.60% for Class I shares, excluding certain expenses, such as taxes, brokerage commissions, interest, short dividend expense, any acquired fund fees, litigation and extraordinary expenses. Each expense limitation agreement expires on July 31, 2014.

Each Fund’s investment adviser is permitted to recoup expenses that it has borne in later periods to the extent that the expenses for a Class of shares fall below the annual rate in effect at the time of the actual waiver/

SALIENT MF TRUST

Notes to Financial Statements, continued

June 30, 2013

(Unaudited)

reimbursement. The Funds are not obligated to reimburse such expenses beyond three years from the end of such year in which the adviser waived a fee or reimbursed an expense.

(9) FUND OWNERSHIP

As of June 30, 2013, there are entities (including omnibus accounts) that are record owners of more than 5% of the outstanding shares of the Funds. The table below presents the number of accounts owning greater than 5% of the outstanding shares of each Fund and the aggregate percentage owned of the outstanding shares of each Fund.

Fund	Number of Accounts	Aggregate Ownership Percentage
Risk Parity Fund	2	89.3%
MLP Fund	4	91.7%
Alternative Beta Fund	6	99.6%
Trend Fund	6	99.2%
Global Equity Fund	2	98.0%

(10) RISK CONSIDERATIONS

The following summary of certain common principal risk footnotes is not meant to be comprehensive of each Fund’s risks.

General Market Risk

An investment in the Funds’ common shares represents an indirect investment in the securities owned by the Funds, some of which will be traded on a national securities exchange or in the over-the-counter markets. The value of the securities in which the Funds invest, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Funds invest may affect the value of the Funds’ common shares. An investment in the Funds’ common shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of the Funds’ distributions.

Concentration Risk

The MLP Fund’s investment portfolio will be concentrated in MLPs and energy infrastructure companies in the group of industries that comprise the energy infrastructure sector. The focus of the portfolio on a specific industry or industries within the energy infrastructure sector may present more risks than if the portfolio was broadly diversified over numerous sectors of the economy. A downturn in one or more industries within the energy infrastructure sector would have a larger impact on the MLP Fund than on an investment company that does not concentrate solely in MLPs and energy infrastructure companies. To the extent that the MLP Fund invests a relatively high percentage of the MLP Fund’s assets in the obligations of a limited number of issuers, the MLP Fund may be more susceptible than a more widely diversified investment company to any single economic, political, or regulatory occurrence.

SALIENT MF TRUST

Notes to Financial Statements, continued

June 30, 2013

(Unaudited)

Leverage Risk

Financial leverage represents the leveraging of the Funds’ investment portfolio. The use of leverage can amplify losses. Unless the income and capital appreciation, if any, on securities acquired with the proceeds from financial leverage exceed the costs of such financial leverage, the use of leverage could cause the Funds’ net asset value to decline. When financial leverage is used, the net asset value and market value of the Funds’ common shares will be more volatile. There is no assurance that the Funds’ use of financial leverage will be successful.

Derivatives Risk

The Funds may purchase and sell derivative instruments (including options, futures contracts and swap agreements). The use of derivatives has risks, including high price volatility, government intervention, non- performance by the counterparty, the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction and the illiquidity of the derivative investments. Furthermore, the ability to successfully use these techniques depends on the Adviser’s ability to predict pertinent market movements, which cannot be assured. The use of derivatives may result in losses greater than if they had not been used, may require the Funds to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Funds can realize on an investment or may cause the Funds to hold a security that the Funds might otherwise sell. In addition, amounts paid by the Funds as premiums and cash or other assets held in margin accounts with respect to derivative transactions are not otherwise available to the Funds for investment purposes.

(11) SUBSEQUENT EVENTS

On August 2, 2013, the Internal Revenue Service (“IRS”) issued proposed regulations which, if adopted in their current form, would require the MLP Fund to aggregate investment holdings of the MLP Subsidiary with its direct investment holdings for purposes of determining whether more than 25% of its total assets are invested in the securities of qualified publicly traded partnerships, which includes MLPs. The proposed regulations would not impact MLP Fund investments in affiliates of MLPs or other Energy Infrastructure Companies structured as domestic corporations. If the proposed regulations are adopted and finalized in their current form, the MLP Fund would reduce its overall investment in MLPs, whether held in the MLP Fund directly or held by the MLP Subsidiary, to no more than 25% of the MLP Fund’s total assets. The MLP Fund would otherwise continue to pursue its current investment objective and strategies.

The IRS proposed regulations have no immediate impact on the current operations of the MLP Fund, and will not affect the ability of the MLP Fund to qualify as a RIC for tax purposes in the current year. The IRS has requested comments on the proposed regulations, with the comment period ending October 31, 2013. A public hearing is scheduled for December 9, 2013. If ultimately adopted, the proposed regulations would, unless altered, apply to quarters that begin at least 90 days after the date of publication of any final regulations.

SCA is evaluating possible investment alternatives in the event the proposed regulations are finalized. Reduction of the MLP Fund’s investments in MLPs (whether held in the MLP Fund directly or held in the MLP Subsidiary), and/or use of any alternatives, could negatively affect the MLP Fund’s investment returns.

SALIENT MF TRUST

Supplemental Information

June 30, 2013

(Unaudited)

Trustees and Officers

The Fund’s operations are managed under the direction and oversight of the Board. Each Trustee serves for an indefinite term or until he or she reaches mandatory retirement as established by the Board. The Board appoints the officers of the Funds who are responsible for the Funds’ day-to-day business decisions based on policies set by the Board. The officers serve at the pleasure of the Board.

Compensation for Trustees

The Funds pays each Trustee who is not an “interested person” of the Adviser, as defined in the 1940 Act (the “Independent Trustees”) an annual retainer of $15,000. Such compensation shall encompass attendance and participation at all Board meetings, and any Committee meetings thereof, including telephonic meetings.

Form N-Q Filings

The Funds file complete Schedules of Investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Securities and Exchange Commission Public Reference Room in Washington, DC and information regarding operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Funds’ actual results are the performance of the portfolio of investments held by each Fund, the conditions in the U.S. and international financial, petroleum and other markets, and other factors discussed in filings with the SEC.

Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request by calling (800) 809-0525; and (ii) on the Securities and Exchange Commission website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 of any year will be made available on or around August 30 of that year (i) without charge, upon request by calling (800) 809-0525; and (ii) on the Securities and Exchange Commission website at http://www.sec.gov.

Statement of Additional Information

The Statement of Additional Information (“SAI”) includes additional information about the Funds’ Trustees and is available upon request without charge by calling (800) 809-0525 or by visiting the Securities and Exchange Commission website at http://www.sec.gov.

SALIENT MF TRUST

Privacy Policy

The Funds recognizes the importance of securing personal financial information. It is our policy to safeguard any personal and financial information that may be entrusted to us. The following is a description of the Funds’ policy regarding disclosure of nonpublic personal information.

We collect nonpublic personal information as follows:

We collect information about our investors, including, but not limited to, the investor’s name, address, telephone number, e-mail address, social security number and date of birth. We collect that information from subscription agreements, other forms of correspondence that we receive from investors, from personal conversations and from affiliated entities as permitted by law.

We receive information about investor transactions with us, including, but not limited to, account number, account balance, investment amounts, withdrawal amounts and other financial information.

We are permitted by law to disclose nonpublic information we collect, as described above, to the Funds’ service providers, including the Funds’ investment adviser, sub-advisers, servicing agent, independent administrator, custodian, legal counsel, accountant and auditor. We do not disclose any nonpublic information about our current or former investors to nonaffiliated third parties, except as required or permitted by law. We restrict access to investor nonpublic personal information to those persons who require such information to provide products or services to investors. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard investors’ nonpublic personal information.

If an investor’s investment relationship with the Funds involves a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of such investor’s financial intermediary would govern how any nonpublic personal information would be shared by them with nonaffiliated third parties.

Independent Trustees

Jonathan P. Carroll

Dr. Bernard Harris

Richard C. Johnson

G. Edward Powell

Scott E. Schwinger

Karin B. Bonding

Interested Trustees and Officers

John A. Blaisdell, Trustee and Principal Executive Officer

Jeremy L. Radcliffe, Trustee and Secretary

John E. Price, Treasurer and Principal Financial Officer

Paul A. Bachtold, Chief Compliance Officer

Investment Advisers

Salient Advisors, L.P.

Houston, TX

Salient Capital Advisors, LLC

Houston, TX

Fund Administrator and Transfer Agent

Citi Fund Services Ohio, Inc.

Columbus, OH

Custodian

Citibank, N.A.

New York, NY

Independent Registered Public Accounting Firm

KPMG LLP

Columbus, OH

Legal Counsel

K&L Gates LLP

Boston, MA

Distributor

Foreside Fund Services LLC

Portland, ME

Salient® MF Trust

4265 San Felipe, 8th Floor
Houston, Texas 77027
800.994.0755

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Schedules of Investments as of the close of the reporting period are included in the report to the shareholders filed under item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is (i) accumulated and communicated to the investment company’s management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Salient MF Trust

By (Signature and Title)	/s/ John A. Blaisdell
John A. Blaisdell
Principal Executive Officer

Date: August 26, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ John A. Blaisdell
John A. Blaisdell
Principal Executive Officer

Date: August 26, 2013

By (Signature and Title)	/s/ John E. Price
John E. Price
Principal Financial Officer

Date: August 26, 2013